                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant x

Filed by a Party other than the Registrant o

Check the appropriate box:

x  Preliminary Proxy Statement
o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o  Definitive Proxy Statement
o  Definitive Additional Materials
o  Soliciting Material Under Rule 14a-12


                         ARC COMMUNICATIONS INC.
  ------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)


  ------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

o No fee required.

x Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)Title of each class of securities to which transaction applies:


            common stock, par value $.001 per share
          ------------------------------------------------------------------


          (2)Aggregate number of securities to which transaction applies:


             65,053,347

          ------------------------------------------------------------------


          (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            $.20

          ------------------------------------------------------------------


          (4)Proposed maximum aggregate value of transaction:


           $13,010,669.94

          ------------------------------------------------------------------

          (5)Total fee paid:


           $2,602.13 (merger) + $14.00 (sale of assets) = $2,612.13
          ------------------------------------------------------------------


o  Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)Amount previously paid:



          ------------------------------------------------------------------



          (2)Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------------



          (3)Filing Party:

          ------------------------------------------------------------------



          (4)Date Filed:

          ------------------------------------------------------------------

  ------------------------------------------------------------------------

                                February __, 2004

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of ARC Communications Inc. ("ARC") to be held on March __, 2004, at the offices of Westerman Ball Ederer Miller and Sharfstein, LLP located at 170 Old Country Road, Mineola, New York 11501. The meeting will begin promptly at 10:00 a.m., local time.

         At the special meeting, you will be asked to consider and approve a series of transactions involving the reorganization of ARC as follows: (i) the merger of ARC with RoomLinX, Inc., a Nevada corporation ("RoomLinX") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among RoomLinX, ARC and RL Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of ARC ("RL"), whereby RoomLinX will be merged with and into RL (the "Merger"), with RL continuing as the surviving corporation; (ii) the sale of substantially all of ARC's existing assets comprising the "graphic design and interactive multi-media" business to an entity to be formed by Mr. Michael Rubel, Mr. Thomas Rittenhouse and Mr. Alan Sheinwald (the "ARC Sale"); (iii) an amendment to ARC's Certificate of Incorporation (the "Amendment"): (i) changing its name to "RoomLinX, Inc." and (ii) increasing the number of authorized shares of capital stock of ARC from 50,000,000 to 155,000,000 by increasing the number of shares of common stock, par value $.001 per share, of ARC from 45,000,000 to 150,000,000; (iv) the reincorporation of ARC from a New Jersey corporation to a Nevada corporation (the "Reincorporation") by means of a merger of ARC with and into its wholly-owned subsidiary RL, with RL continuing as the surviving corporation under the name "RoomLinX, Inc."; and (v) the adoption of a stock option plan for the grant of options to purchase an aggregate of ________ shares of common stock, after giving effect to the Merger and the Reincorporation (the "2003 Plan").

         I have enclosed with this letter a Notice of Special Meeting, Proxy Statement, proxy card and return envelope.

         Under New Jersey law, the affirmative vote of at least a majority of the votes cast by the holders of common stock entitled to vote at the special meeting is required to approve each of the Merger, the ARC Sale, the Amendment, the Reincorporation and the 2003 Plan. Our Board of Directors carefully considered the proposed Merger, the ARC Sale, the Amendment, the Reincorporation and the 2003 Plan and recommends that you vote in favor of these transactions, as well as the other matters to be voted upon at the special meeting. The accompanying Proxy Statement provides detailed information about the transactions and the other matters to be voted upon at the special meeting.

         Whether or not you plan to attend the special meeting in person, it is important that your shares be represented and voted at the meeting. Please date, sign, and return your appropriate proxy card(s) promptly in the enclosed envelope to assure that your shares will be represented and voted at the special meeting, even if you cannot attend. You can change your vote at any time before the meeting by returning a new proxy card or revoking a previously mailed proxy card by notice to Peter A. Bordes, ARC's chief executive officer. If you attend the special meeting, you may vote your shares in person even though you have previously signed and returned your proxy card.

         On behalf of your Board of Directors, thank you for your continued support of and interest in ARC Communications Inc.

                            Sincerely,

                            {-s- Peter A. Bordes}

                            Peter A. Bordes
                            Chairman and Chief Executive Officer

                             ARC COMMUNICATIONS INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            To Be Held March __, 2004

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of ARC Communications Inc. ("ARC") will be held at the offices of Westerman Ball Ederer Miller and Sharfstein, LLP located at 170 Old Country Road, Mineola, New York 11501, on March __, 2004, at 10:00 a.m., local time, for the following purposes:

         (1) To approve the merger of ARC with RoomLinX, Inc., a Nevada corporation ("RoomLinX"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among RoomLinX, ARC and RL Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of ARC ("RL"), whereby RoomLinX will be merged with and into RL (the "Merger"), with RL continuing as the surviving corporation;

         (2) To approve the sale of substantially all of ARC's existing assets comprising the "graphic design and interactive multi-media" business to an entity to be formed by Mr. Michael Rubel, Mr. Thomas Rittenhouse and Mr. Alan Sheinwald (the "ARC Sale");

         (3) To approve an amendment to ARC's  Certificate of  Incorporation  to
(i) increase the number of authorized shares of our capital stock from 50,000,000 to 155,000,000 by increasing the number of shares of common stock, par value $.001 per share, from 45,000,000 to 150,000,000 and (ii) change our name to "RoomLinX, Inc.";

         (4) To approve the reincorporation of ARC from a New Jersey corporation to a Nevada corporation (the "Reincorporation") by means of a merger of ARC with and into its wholly-owned subsidiary RL, with RL continuing as the surviving corporation under the name "RoomLinX, Inc.";

         (5) To approve and adopt a stock option plan for the grant of options to purchase an aggregate of ________ shares of common stock, after giving effect to the Merger and the Reincorporation (the "2003 Plan"); and

         (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only the holders of record of our common stock at the close of business on February __, 2004, are entitled to notice of and to vote at the special meeting and any adjournment thereof. Each share outstanding on such date is entitled to one vote at the special meeting. A list of stockholders as of the close of business on February __, 2004, will be available at the special meeting for examination by any stockholder, stockholder's agent, or stockholder's attorney.

         Under New Jersey law, the affirmative vote of at least a majority of the votes cast by the holders of our common stock entitled to vote at the special meeting is required to approve each of Proposals 1, 2, 3, 4 and 5 as described in the attached proxy statement in order for ARC to consummate and complete the Merger, the ARC Sale, the Amendment, the Reincorporation and the 2003 Plan.

         Pursuant to Section 14A:11-1 of the New Jersey Permanent Statutes ("NJPS"), stockholders who object to the Merger, the ARC Sale or the Reincorporation shall have the right to dissent to such transactions and to demand to be paid in cash the fair value of their shares of ARC capital stock ("Dissenters' Rights"). Attached to this notice is a copy of Sections 14A:11-1 through 14A:11-11 of the NJPS dealing with Dissenters' Rights.

         Whether or not you plan to attend the special meeting in person, it is important that your shares be represented and voted at the meeting. Please date, sign, and return your appropriate proxy card(s) promptly in the enclosed envelope to assure that your shares will be represented and voted at the special meeting, even if you cannot attend. Any proxy given by a stockholder may be revoked at any time before it is exercised by returning a new proxy card or revoking a previously mailed proxy card by notice to Peter A. Bordes, chief executive officer. If you attend the special meeting, you may vote your shares in person even though you have previously signed and returned your proxy card.

                            By Order of the Board of Directors,
                            {-s- Peter A. Bordes}

                            PETER A. BORDES
                            Chairman and Chief Executive Officer

Tinton Falls, New Jersey
February __, 2004

                             TABLE OF CONTENTS

[To be inserted]

               INCORPORATION OF INFORMATION BY
               REFERENCE

               INDEX TO CONSOLIDATED FINANCIAL
               STATEMENTS                             FIN-1

Annex A  Agreement and Plan of Merger, dated December 8, 2003,
         by and among RoomLinX, ARC and RL                                       A-1

Annex B  Asset Purchase Agreement between ARC and ______________                 B-1

Annex C  Form of Certificate of Amendment to Certificate of
         Incorporation of ARC                                                    C-1

Annex D  Article 14-A:11 of the New Jersey Permanent Statutes                    D-1

Annex E  2003 Stock Option Plan                                                  E-1

Annex F  Letter of Intent                                                        F-1


         Except as otherwise specifically noted, references to "ARC," "we," "our," "us" and similar words in this proxy statement refer to ARC Communications Inc. References to "RL" are to RL Acquisition, Inc., our
wholly-owned subsidiary. References to "RoomLinX" are to RoomLinX, Inx. References to the "transactions" refer to the transactions contemplated by the Merger, the ARC Sale, the Amendment, the Reincorporation and the 2003 Plan.

 ------------------------------------------------------------------------


                           FORWARD-LOOKING STATEMENTS

      The   information  in  this  proxy  statement   contains   forward-looking
statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical in nature, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words "may," "will", "should", "estimates", "predicts", "potential", "continue", "strategy", "believes", "anticipates", "plans", "expects", "intends" and similar expressions. The forward-looking statements regarding RoomLinX and ARC, including the surviving corporation following the Merger pursuant to the Merger Agreement, in this proxy statement include information relating to:

  . financial condition and results of operations of the applicable company, including revenue and revenue visibility;

  . RoomLinX's technology;

  . the  market  for  RoomLinX's   products  and  services,   including  selling
    opportunities to potential and existing customers;

  . business  strategies,   operating  efficiencies  or  synergies,  competitive
    positions, growth opportunities for existing services and products and plans and objectives of management including growth and other business plans;

  . the market for our securities;

  . use of third-party marketing sources; and

  . the financial and regulatory environment in which RoomLinX and ARC operate.

      You should not place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. These statements are based upon current expectations. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. All forward-looking statements are subject to risks and uncertainties that could cause actual events to differ materially from those projected. Important factors that might cause or contribute to such a discrepancy include, but are not limited to:

  . the risk of whether the transactions close;

  . the effect of the transactions on the market price of our common stock;

  . the ability of RoomLinX to continue as a going concern, including the ability to continue as a going concern following the transactions;

  . the fact that neither RoomLinX nor ARC has achieved profitability on a quarterly basis;

  . our  ability  to  retain   RoomLinX's   customers,   customers,   after  the
    transactions and our ability to increase revenues after the transactions;

  . the effects of vigorous competition with larger and better-established companies in the markets in which RoomLinX operates;

  . the market position and financial condition and resources of RoomLinX's customers and potential customers;

  . the impact of technological change on the business of RoomLinX, and new entrants and alternative technologies in RoooLinX's market and business;

  . the low price and volatility of our common stock;

  . the impact of the change in our management following the closing of the transactions; and

  . the factors discussed under "Risk Factors," beginning on page __.

                    WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference room at 450 Fifth Street, Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, at prescribed rates. Our public filings with the SEC also are available from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

      We have supplied all information in this proxy statement relating to ARC and RL. RoomLinX has supplied all information in this proxy statement relating to RoomLinX.

                             ARC COMMUNICATIONS INC.
                              733 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS

                            To Be Held March __, 2004

         This proxy statement is being furnished to stockholders of ARC Communications Inc. ("ARC") in connection with the solicitation of proxies by the board of directors of ARC from the holders of outstanding shares of common stock, par value $.001 per share, of ARC, for use at a Special Meeting of Stockholders of ARC to be held on March __, 2004, at the offices of Westerman Ball Ederer Miller and Sharfstein, LLP located at 170 Old Country Road, Mineola, New York 11501, beginning at 10:00 a.m., local time, and at any adjournments or postponements thereof. This proxy statement and the accompanying proxy card(s) are being mailed to holders of our common stock on or about February __, 2004.

Matters to be Considered at the Special Meeting

         At the special meeting, our stockholders will be asked to consider and approve a series of transactions involving the reorganization of ARC as follows:
(i) the merger of ARC with RoomLinX, Inc., a Nevada corporation ("RoomLinX") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among RoomLinX, ARC and RL Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of ARC ("RL"), whereby RoomLinX will be merged with and into RL (the "Merger"), with RL continuing as the surviving corporation; (ii) the sale of substantially all of ARC's existing assets comprising the "graphic design and interactive multi-media" business to an entity to be formed by Mr. Michael Rubel, Mr. Thomas Rittenhouse and Mr. Alan Sheinwald (the "ARC Sale");
(iii) an amendment to ARC's Certificate of Incorporation (the "Amendment"): (i) changing its name to "RoomLinX, Inc." and (ii) increasing the number of authorized shares of capital stock of ARC from 50,000,000 to 155,000,000 by increasing the number of shares of common stock, par value $.001 per share, of ARC from 45,000,000 to 150,000,000; (iv) the reincorporation of ARC from a New Jersey corporation to a Nevada corporation (the "Reincorporation") by means of a merger of ARC with and into its wholly-owned subsidiary RL, with RL continuing as the surviving corporation under the name "RoomLinX, Inc."; and (v) the adoption of a stock option plan for the grant of options to purchase an aggregate of ________ shares of common stock, after giving effect to the Merger and the Reincorporation (the "2003 Plan").

         Our board of directors has fixed the close of business on February __, 2004, as the record date for the special meeting. Only persons who are holders of record of our outstanding common stock as of the record date are entitled to vote. As of the record date, 21,684,449 shares of common stock were issued, outstanding, and entitled to vote at the special meeting (such number assumes the completion of a $500,000 private placement of ARC securities prior to the special meeting resulting in the issuance of 6,700,000 shares of common stock of ARC and 3,350,000 warrants to purchase shares of common stock of ARC (the "Private Placement")). Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the special meeting. Accordingly, assuming the completion of the Private Placement, an aggregate of 21,684,449 votes are eligible to be cast on each of the proposals at the special meeting.

Quorum, Abstentions and Broker Non-Votes

         To hold the special meeting, we need a quorum, which means a majority of our outstanding shares of common stock as of the record date must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. Abstentions and broker non-votes (meaning proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on the proposal) are also considered part of the quorum. With respect to each proposal, abstentions and broker non-votes will have the same effect as a vote AGAINST the proposal.

Votes Required for Approval

         Under New Jersey law, the affirmative vote of at least a majority of the votes cast by the holders of our common stock entitled to vote at the special meeting is required to approve and adopt each of Proposals 1, 2, 3, 4 and 5.

How to Vote

         You may vote your proxy by mail, or by attending the special meeting in person. You may vote by mail by signing the enclosed proxy card(s) that represent your shares and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. You may vote "FOR," "AGAINST" or "ABSTAIN" for Proposals 1, 2, 3, 4 and 5. A properly executed proxy card marked "ABSTAIN" as to any proposal will not be voted with respect to that proposal, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" all of the proposals. You may vote in person at the meeting by written ballot which will be passed out to stockholders at the meeting.

         We request that our stockholders complete, date and sign the accompanying proxy card(s) and promptly return it in the accompanying envelope. If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

         If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors, but do not include other matters, including approval of the Merger, the ARC Sale, the Amendment, the Reincorporation and the 2003 Plan. Brokers will provide instructions to beneficial owners on how to direct the broker to vote the shares. Broker non-votes (meaning proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on the proposal) are counted only for purposes of establishing a quorum.

         All properly executed proxies that we receive prior to the vote at the special meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxies. If no direction is indicated (other than broker non-votes), your proxy will be voted FOR each of the proposals described in this proxy statement. Our board of directors does not currently intend to bring any other business before the special meeting and our board of directors is not aware of any other matters to be brought before the special meeting. If other business properly comes before the special meeting, the proxies will be voted in accordance with the judgment of the proxy holders.

         You may revoke your proxy and change your vote at any time before the polls close at the special meeting. You may do this by: (i) sending written notice to our corporate secretary at 733 Shrewsbury Avenue, Tinton Falls, New Jersey 07724; (ii) signing another proxy with a later date and delivering the proxy to our corporate secretary; or (iii) voting again at the special meeting.

Dissenters' Rights

         Pursuant to Section 14A:11-1 of the New Jersey Permanent Statutes ("NJPS"), stockholders who object to the Merger, the ARC Sale or the Reincorporation shall have the right to dissent to such transactions and to demand to be paid in cash the fair value of their shares by following the procedures prescribed in the NJPS. This proxy statement and Annex D attached to this proxy statement set forth the rights of dissenting stockholders and provide a description of the procedures required to be followed by dissenting stockholders to obtain such fair value for their shares.

                               SUMMARY TERM SHEET

         The following points highlight what we believe are the most material terms and features of the proposals that are set forth in this proxy statement. The points are provided only as an introduction to the more detailed discussions in the cross referenced sections of this proxy statement.

The Merger, the Amendment, the Reincorporation and the 2003 Plan

o Parties to the Merger: ARC Communications Inc. ("ARC"), RL Acquisition, Inc., a wholly-owned subsidiary of ARC ("RL") and RoomLinX, Inc. ("RoomLinX").

o The Merger: RoomLinX will be merged with and into RL, with RL continuing as the surviving corporation.

o Merger Consideration: RoomLinX stockholders receive (i) three shares of common stock of ARC for each one share of common stock outstanding at the effective time of the Merger (excluding certain shares of common stock of ARC and options to purchase common stock of ARC to be issued to consultants as part of the Merger) and (ii) options and/or warrants to purchase the greater of (a) 8,000,000 shares of common stock of ARC or (b) three shares of common stock of ARC for each one option or warrant outstanding to purchase common stock at the effective time of the Merger. See "Proposal 1 - The Merger" and "- Terms of the Merger Agreement."

o The Amendment: A certificate of amendment to ARC's certificate of incorporation will be filed to increase the number of authorized shares of common stock of ARC to 150,000,000 and change ARC's name to "RoomLinX, Inc." See "Proposal 3 - Description of Amendment."

o Reincorproation: ARC will be reincorporated from a New Jersey corporation to a Nevada corporation by means of a merger of ARC with and into RL, with RL continuing as the surviving corporation under the name "RoomLinX, Inc." See "Proposal 4 - Terms of Reincorporation" and "Comparison between New Jersey and Nevada Law."

o The 2003 Plan: ARC shall authorize a stock option plan for the grant of options to purchase an aggregate of ________ shares of common stock. See "Proposal 5 - Terms of the 2003 Plan."

The ARC Sale

o The ARC Sale: Mr. Michael Rubel, Mr. Thomas Rittenhouse and Mr. Alan Sheinwald, through a to be formed entity to be owned by them collectively, will purchase substantially all of ARC's existing assets comprising the "graphic design and interactive multi-media" business.

o Purchase Price: The purchase price shall be (i) $70,000 payable in cash at the closing plus (ii) two additional payments, the first of which will be payable within 45 days after the end of the 12-month period following the closing and the second of which will be payable within 45 days after the end of the 24-month period following the closing. "See Proposal 2 - Terms of the Letter of Intent."

o Deferred Payments: The first deferred payment shall be an amount equal to 50% of the earnings before taxes, depreciation and amortization ("EBTDA") of the ARC business for the 12-month period beginning on the date of the closing and ending on the 12-month anniversary of the closing. The second deferred payment shall be 50% of the EBTDA of the business for the 12-month period beginning on the date following the 12-month anniversary of the closing and ending on the 24-month anniversary of the closing. "See Proposal 2 - Terms of the Letter of Intent."

Recommendation of the Board of Directors

         Our board of directors has determined that the terms of the Merger, the ARC Sale, the Amendment, the Reincorporation and the 2003 Plan, including the issuance of shares of our common stock and options and/or warrants to purchase shares of our common stock as consideration in the Merger as described in Proposal 1, and the consideration received by us in the ARC Sale as described in Proposal 2, are fair to, and in the best interests of, ARC and our stockholders, and recommends that our stockholders vote FOR the Merger, the ARC Sale and the transactions contemplated thereby, and FOR the Amendment described in Proposal 3, the Reincorporation described in Proposal 4 and the adoption of the 2003 Plan described in Proposal 5.

             QUESTIONS AND ANSWERS ABOUT THE ARC SALE AND THE MERGER


Why am I receiving this proxy statement and proxy card(s)?

         You are receiving a proxy statement and proxy card(s) because you own shares of common stock of ARC Communications Inc. This proxy statement describes the issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

What am I voting on?

         You are being asked to vote on the following matters:

         Proposal 1 - To approve the merger of ARC with RoomLinX, Inc., a Nevada corporation ("RoomLinX") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among RoomLinX, ARC and RL Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of ARC ("RL"), whereby RoomLinX will be merged with and into RL (the "Merger"), with RL continuing as the surviving corporation and wholly-owned subsidiary of ARC;

         Proposal 2 -- To approve the sale of substantially all of ARC's existing assets comprising the "graphic design and interactive multi-media" business to an entity to be formed by Mr. Michael Rubel, Mr. Thomas Rittenhouse and Mr. Alan Sheinwald (the "ARC Sale");

         Proposal 3 -- To approve an amendment to ARC's Certificate of Incorporation to (i) increase the number of authorized shares of our capital stock from 50,000,000 to 155,000,000 shares by increasing the number of shares of common stock, par value $.001 per share, of ARC from 45,000,000 to 150,000,000 shares and (ii) change our name to "RoomLinX, Inc.";

         Proposal 4 -- To approve the reincorporation of ARC from a New Jersey corporation to a Nevada corporation (the "Reincorporation") by means of a merger of ARC with and into its wholly-owned subsidiary RL, with RL continuing as the surviving corporation under the name "RoomLinX, Inc."

         Proposal 5 - To approve and adopt a stock option plan for the grant of options to purchase an aggregate of ________ shares of common stock, after giving effect to the Merger and the Reincorporation (the "2003 Plan").

         Each of the Merger, the ARC Sale, the Amendment, the Reincorporation and the 2003 Plan is conditioned upon our receipt of stockholder approval of each of Proposals 1, 2, 3 , 4 and 5. If we do not obtain stockholder approval of each of these proposals, we will not be able to consummate the Merger, the ARC Sale, the Amendment, the Reincorporation or the 2003 Plan.

What will happen in the Merger?

         In the Merger, RoomLinX will be merged with and into RL, with RL as the surviving corporation of such merger. As a result of the Merger, the outstanding shares of common stock of RoomLinX shall be canceled and converted in the manner provided in the Merger Agreement, and the outstanding options, convertible debentures and warrants of RoomLinX, other than up to $30,000 of convertible debentures which shall be converted into indebtedness of ARC, shall be canceled or converted in the manner provided by the Merger Agreement, the separate corporate existence of RoomLinX shall cease, and RL shall continue unimpaired as the surviving corporation in the and as a wholly-owned subsidiary of the ARC.

         In consideration for the Merger of RoomLinX with and into RL, ARC will issue to the current shareholders of RoomLinX (the "RoomLinX Shareholders") (i) three (3) shares of common stock of ARC for each one (1) share of common stock outstanding at the effective time of the Merger (excluding certain shares of common stock of ARC and options to purchase shares of common stock of ARC to be issued to consultants as part of the Merger (the "Advisor Shares")) and (ii) options and/or warrants to purchase the greater of (a) 8,000,000 shares of common stock of ARC or (b) three (3) shares of common stock of ARC for each one
(1) option or warrant outstanding to purchase common stock of ARC at the effective time of the Merger.

         There are currently 21,684,449 shares of common stock of ARC issued and outstanding (such number assumes the completion of a $500,000 private placement of ARC securities prior to the special meeting resulting in the issuance of 6,700,000 shares of common stock of ARC and warrants to purchase 3,350,000 shares of common stock of ARC (the "Private Placement")). Accordingly, as a result of the Merger, the RoomLinX Shareholders shall be entitled to receive an aggregate of 65,053,347 shares of common stock of ARC (the "Common Stock Consideration"). In addition, 500,000 shares of common stock of ARC are issuable upon exercise of certain outstanding options and 3,350,000 shares of common stock of ARC are issuable upon exercise of outstanding warrants issued in the Private Placement. Since the total amount of outstanding options and warrants to purchase common stock of ARC is 3,850,000 and the RoomLinX Shareholders are entitled to receive options and/or warrants to purchase the greater of (a) 8,000,000 shares of common stock of ARC or (b) three (3) shares of common stock of ARC for each one (1) option or warrant outstanding to purchase common stock of ARC at the effective time of the Merger, the RoomLinX Shareholders shall be entitled to receive options and/or warrants to purchase an aggregate of 11,550,000 shares of common stock of ARC (the "Other Consideration"). As a result of the Merger, the RoomLinX Shareholders shall acquire voting and dispositive control of ARC's shares of common stock.

         As a condition to consummating the transactions contemplated by the Merger Agreement, simultaneously with the filing of the certificate of merger with the Secretary of State of the State of Nevada to effect the Merger, ARC is required file the Amendment increasing the number of authorized shares of its common stock to 150,000,000 and changing its name to "RoomLinX, Inc." In addition, following the Merger, ARC will be reincorporated from a New Jersey corporation to a Nevada corporation by means of a merger of ARC with and into its wholly-owned subsidiary RL, with RL continuing as the surviving corporation under the name "RoomLinX, Inc.", and the Surviving Corporation shall have in place a stock option plan for the grant of options to purchase an aggregate of ________ shares of common stock of the Surviving Corporation.

What will happen in the ARC Sale?

         Pursuant to an asset purchase agreement, Michael Rubel, Thomas Rittenhouse and Alan Sheinwald, through a to be formed entity to be owned by them collectively (the "Purchaser"), will purchase substantially all of ARC's existing assets comprising the "graphic design and interactive multi-media" business (the "ARC Business"). The purchase price for the ARC Business shall be
(i) $70,000 payable in cash at the closing plus (ii) two additional payments (each a "Deferred Payment"), the first of which will be payable within 45 days after the end of the 12-month period following the closing and the second of which will be payable within 45 days after the end of the 24-month period following the closing. The first Deferred Payment shall be an amount equal to 50% of the earnings before taxes, depreciation and amortization ("EBTDA") of the ARC Business for the 12-month period beginning on the date of the closing and ending on the 12-month anniversary of the closing. The second Deferred Payment shall be 50% of the EBTDA of the Business for the 12-month period beginning on the date following the 12-month anniversary of the closing and ending on the 24-month anniversary of the closing.

When do you expect the transactions to be completed?

         We plan to complete the transactions as soon as possible after the special meeting, subject to the approval of our stockholders.

What risks should I consider in evaluating the transactions?

         You should consider the risks described under the heading "Risk Factors" beginning on page ___.

What are the U.S. federal income tax consequences of the transactions to us and our stockholders?

         With respect to the Merger, for federal income tax purposes, we intend that neither we nor our stockholders will recognize any gain or loss as a result of the Merger. No formal request for a ruling or other determination was or will be obtained. Each stockholder should consult with his or her own tax advisor.

         With respect to the ARC Sale, for federal income tax purposes, we intend that ______________________. No formal request for a ruling or other determination was or will be obtained. Each stockholder should consult with his or her own tax advisor.

How many votes are required to approve the transactions and the other proposals to be considered at the special meeting?

         Proposals 1, 2, 3, 4 and 5 require the affirmative vote of at least a majority of the votes cast by the holders of common stock entitled to vote at the special meeting. Only holders of our common stock who are stockholders of record on February __, 2004, the record date for the special meeting, are entitled to vote.

Who will be our management following completion of the transactions?

         In view of the controlling interest in ARC to be acquired by the RoomLinX Shareholders, the Merger Agreement provides for the current members the board of directors of ARC and RL to resign at the time of the Merger and appoint five designees (the "Board Designees"), of whom two were selected by of the board of directors of RoomLinX (the "RoomLinX Designees"), one was selected by the board of directors of ARC (the "ARC Designee") and two were selected by the RoomLinX Designees and the ARC Designee (the "Joint Designees"). The RoomLinX Designees are Mr. Robert P. Lunde and Mr. Herbert I. Hunt, III. The ARC Designee is Mr. Peter A. Bordes. The Joint Designees are __________ and __________. The officers of the Surviving Corporation will consist of ------------.


Does the board of directors recommend approval of the transactions and the other proposals to be considered at the special meeting?

         Yes. After careful consideration, our board of directors recommends that our stockholders vote FOR each of the matters presented in Proposals 1, 2, 3, 4 and 5.

Who can help answer my questions about the transactions?

         If you have additional questions about these transactions, you should contact Mr. Peter A. Bordes, our Chief Executive Officer, at 733 Shrewsbury Avenue, Tinton Falls, New Jersey 07724.

                                  RISK FACTORS

         In addition to the other information included and incorporated by reference in this proxy statement, our stockholders should carefully consider the matters described below in voting on the proposals to be voted on at the special meeting.

Risk Factors Relating to the Transactions

         If we are unable to complete the transactions, our business will be adversely affected.

         If the ARC Sale and the Merger are not completed, our business and, likely, our stock price, will be adversely affected. We currently anticipate that our cash and cash equivalents may be sufficient to fund our operations through ________, 2004. If we are unable to complete the transactions, we may be unable to continue to operate our business. Costs related to the transactions, such as legal and accounting, must be paid even if the transactions are not completed. In addition, even if we have sufficient funds to continue to operate our business but the transactions are not completed, the current market price of our common stock may decline.

         The transactions will result in substantial dilution to our current stockholders.

         The issuance of shares of our capital stock and options and/or warrants to purchase shares of our common stock in the Merger will significantly dilute the voting power and ownership percentage of our existing stockholders. We expect to issue in the transactions in excess of 65,053,347,shares of our common stock, plus options and warrants to purchase 11,550,000 shares of our common stock. In addition, we will issue the following Advisor Shares: (i) 2,000,000 shares of common stock to Alliance Advisors and Roccus Capital, (ii) options to purchase 500,000 shares of common stock at an exercise price of $.08 per share to Mr. Peter A. Bordes and (iii) 250,000 shares of common stock and options to purchase 250,000 shares of common stock at an exercise price of $.20 per share to Rodman and Renshaw. Accordingly, immediately following completion of the Merger, the RoomLinX Shareholders are expected to represent in excess of 72.9% of our equity on a fully-diluted basis, assuming the exercise by the RoomLinX Shareholders of all options and warrants constituting the Other Consideration issued to the RoomLinX Shareholders in the Merger.

         The RoomLinX Shareholders have voting power of the capital stock of the Surviving Corporation sufficient to control or significantly influence all major corporate decisions.

         Upon the closing of the Merger and the Reincorporation, the Surviving Corporation will have outstanding an aggregate of approximately 88,987,796 shares of common stock (excluding shares issued or issuable upon exercise of outstanding options and warrants to purchase common stock). Accordingly, the voting rights of the RoomLinX Shareholders will represent approximately 73.1% of the voting power of the Surviving Corporation.

Risk Factors Relating to the Surviving Corporation After the Transactions

         If the Surviving Corporation continues to experience losses after the transactions are completed, we could experience difficulty meeting our business plan, and our stock price could be negatively affected.

         After the transactions, we expect to continue to experience operating losses and negative cash flow from operations. Any failure to achieve or maintain profitability and positive cash flow could negatively impact the market price of our common stock and our ability to continue as a going concern. Neither RoomLinX nor we has been profitable or cash flow positive on a quarterly or annual basis, and we anticipate that after completion of the transactions, we will incur net losses and negative cash flow for the foreseeable future. As a result, we will need to generate significant quarterly revenues if we are to achieve and maintain profitability and positive cash flow. A failure to achieve profitability or positive cash flow in the near term could make it difficult or impossible for us to grow our business. If our business strategy is not successful, we may not generate significant revenues or achieve profitability.

         Future sales of substantial amounts of the Surviving Corporation's common stock could cause the market price for such common stock to significantly decline.

         After the transactions, sales of substantial amounts of the Surviving Corporation's common stock in the public market (or the public perception that such sales might occur) could cause the market price of such common stock to fall, and could make it more difficult for us to raise capital through public offerings or other sales of capital stock.

         RoomLinX has not achieved profitability on a quarterly basis, and its business may incur net losses for the next several quarters.

         RoomLinX incurred net losses of $__________ and $_________ for the fiscal years ending December 31, 2001 and 2002, respectively, and incurred a net loss of approximately $_________ for the nine months ending September 30, 2003. RoomLinX has not realized any profit on a quarterly basis since _____, and its business may not achieve profitability in the near future. RoomLinX has undertaken cost reduction measures, but there can be no guarantee that further cost reductions or reductions in operations will not be required, nor that any such reductions will result in RoomLinX's business achieving profitability. If RoomLinX's operations achieve profitability, there can be no guarantee that such profitability could be sustained or increased on a quarterly or annual basis in the future.

         RoomLinX faces significant competition from companies that have greater resources than RoomLinX possesses, and the markets in which RoomLinX competes are relatively new, intensely competitive, highly fragmented and rapidly changing.

         The markets in which RoomLinX competes are relatively new, intensely competitive, highly fragmented and rapidly changing. RoomLinX's principal competitors include other wireless high-speed Internet access providers and the internal information technology departments of larger companies that may elect to develop functionalities similar to those provided by RoomLinX's products and services rather than buy them from RoomLinX. Many of RoomLinX's current and future competitors may have advantages over RoomLinX, including:

    . longer operating histories;

    . larger customer bases;

    . substantially greater financial, technical, research and development and sales and marketing resources;

    . a lead in expanding their business internationally;

    . greater name recognition; and

    . the ability to more easily provide a comprehensive hardware and software solution.

         The current and potential competitors of RoomLinX have established, and may continue to establish in the future, cooperative relationships among themselves or with third parties that would increase their ability to compete with RoomLinX. In addition, competitors may be able to adapt more quickly than RoomLinX to new or emerging technologies and changes in customer needs, or to devote more resources to promoting and selling their products and services. If RoomLinX fails to adapt to market demands and to compete successfully with its existing and new competitors, its business and financial performance would suffer.

         The success of RoomLin'x products and services will depend in part upon its ability to continually enhance those offerings to meet the changing needs of customers, and if RoomLinX is not able to do so it will lose future business to its competitors.

         We believe that the future success of the products and services of RoomLinX will depend to a significant extent upon its ability to enhance these offerings and to introduce new products, features and services to meet the requirements of its customers in a rapidly developing and evolving market. The requirements of the current and prospective customers for RoomLinX's products and services may change and these or its future products or services may not satisfy the evolving needs of its target markets. If RoomLinX is unable to anticipate or respond adequately to customer needs, it may lose business and its financial performance may suffer.

         RoomLinX may be unable to protect its proprietary technology, and its competitors may infringe on this technology, or develop competitive technology, any one of which could harm the value of this proprietary technology.

         Any misappropriation of RoomLinX's technology or the development of competitive technology could seriously harm its business. Other companies could independently develop similar or superior technology without violating RoomLinX's proprietary rights. If RoomLinX has to resort to legal proceedings to enforce its intellectual property rights, the proceedings could be burdensome and expensive and could involve a high degree of risk.

         Claims by others that RoomLinX's products or services infringe their proprietary technology could be costly and harm its business.

         Third parties could claim that the products, technology or services that RoomLi8nX offers infringe their proprietary rights. An infringement claim against RoomLinX could be costly even if the claim is invalid, and could distract its management from the operation of its business. Furthermore, a judgment against RoomLinX could require RoomLinX to pay substantial damages and could also include an injunction or other court order that could prevent RoomLinX from selling these or other offerings. If RoomLinX faced a claim relating to proprietary technology or information, it might seek to license technology or information, or modify its own, but it might not be able to do so. RoomLinX's failure to obtain the necessary licenses or other rights or to develop non-infringing technology could prevent it from selling these or other products or services and could seriously harm its business.

                                  THE COMPANIES

ARC Communications Inc.

         ARC is an interactive design firm specializing in websites and CD-ROMs. ARC focuses its efforts in the healthcare, pharmaceutical and technology industries. ARC's graphic design and interactive multi-media products use advanced technologies to create media for corporate communications. ARC has attempted to expand its business through existing products such as a 3-D animation design and multimedia presentations.

         Interactive Multi-media Programs have been a growing area of ARC's business. ARC has formed strategic alliances with large advertising agencies that have major pharmaceutical companies as their clients. By forming these alliances, ARC's clients are able to use ARC's expertise in a variety of interactive multimedia areas. Further, such strategic alliances enable ARC's clients to use leading edge technologies without having to incur substantial development costs. ARC earns revenues from the Interactive Programs from billing for the creative development. The expenses are principally payroll related, purchase costs are insignificant.

         ARC has the ability to design and create specific websites for a client and may operate such a site if so desired. ARC also designs and develops interactive kiosks and advertising and promotional materials, including packaging for retail products. ARC's has attempted to position itself to effectively transition into a full service integrated, interactive marketing and communication company. ARC's services are used by its clients to create a new medium for advertisement, promotion and technical support of such customer's products and services. Web sites can provide commercial organizations benefits in addition to those available through conventional media, including the ability to enhance a corporate brand, engage and entertain consumers, provide in-depth information, reduce selling and operating costs, generate leads and build retail traffic, expand distribution channels (otherwise known as e-commerce), promote major sporting and entertainment events and monitor popularity of content, conduct research, and build databases for on-going marketing efforts.

         ARC partners with clients to focus on how new and emerging technologies can enable them to build one-on-one customer relationships. Tapping into strategic expertise, media know-how, creative talent and technical excellence, ARC guides clients to achieving a favorable return on investment from Web-based marketing.

         ARC's services range from consulting services to complete marketing-driven design and construction of multi-level Web sites. ARC also offers  numerous  integrated  services  in addition  to those  discussed  above, particularly offline media planning and buying related to identification, negotiation for and purchase of banners, sponsorship and proprietary partnerships on Web sites.

         ARC markets its services directly and seeks to form strategic marketing relationships with third parties. Presently, ARC has 3 employees dedicated to business development. Additionally, 2 of ARC's executive officers spend a portion of their time marketing ARC's services. ARC also seeks to attract new clients through other methods, including referrals from existing clients. ARC seeks to cross-sell its various services to its clients and prospective clients through sales presentations that encourage clients to utilize all of ARC's services.

         The markets for ARC's services are highly competitive and are characterized by pressures to incorporate new technologies, accelerate completion schedules and reduce prices. ARC expects competition for its services to intensify in the future, partly because there are no substantial barriers to entry into ARC's business. ARC faces competition from a number of sources, including potential customers that perform interactive marketing and communications services and Web site development services in-house. These sources also include other Web site service boutique firms, communications, telephone and telecommunications companies, computer hardware and software companies such as Microsoft Corporation and Adobe Systems Incorporated, established online service companies, advertising agencies, internet-services and access providers as well as specialized and integrated marketing communication firms. Many of ARC's competitors or potential competitors have longer operating histories, more substantial customer relationships and significantly greater financial, managerial, technological, sales, marketing and other resources than the Company. ARC also competes on the basis of creative reputation, price, reliability of services and responsiveness. There can be no assurance that ARC will be able to compete and its inability to do so would have a material adverse impact on ARC's business, financial condition and operating results.

         There are numerous competitors which have longer operating histories, more substantial customer relationships and significantly greater financial, managerial, technological, sales, marketing and other resources than the Company.

         At December 31, 2002, ARC had 12 employees, all of which are full-time employees. Full-time employees include 3 in strategic planning, executive management, business development; 1 account manager; 4 creative, production and programming personnel; and 4 administrative staff. Subsequent to December 31, 2002, ARC reduced its staff even further to keep its overhead in line with decreasing revenues.

RL Acquisition, Inc.

         RL is our wholly-owned subsidiary. It was formed for the purpose of the Merger pursuant to the Merger Agreement.

RoomLinX, Inc.

         Founded in 1999, RoomLinX specializes in providing advanced 802.11b WI-FI wireless and wired networking solutions for high speed internet access to hotel guests, convention center exhibitors, corporate apartments, and special event participants. RoomLinX has built a pipeline, currently consisting of over 400 hotels. RoomLinX has corporate offices in Vancouver, British Columbia, Canada and Sacramento, California.

         RoomLinX delivers wireless high-speed Internet access solutions. RoomLinX specializes in deploying full hotel-wide networks. Hotel customers sign long-term service agreements. Hotels pay a fixed monthly service fee during contracts. Most contracts are for five years and are renewable.

         Solutions

         RoomLinX's wireless network delivers "plug and play" high-speed Internet access to hotels and convention centers at speeds of up to 11 Mbps or up to 300 times faster than a standard dial-up modem. This speed can supply the hotel with all of the requirements to supply the hotel's back office, guest rooms, restaurants, lobbies, convention center and meeting rooms over the internal local area network (LAN). For convention centers requiring a high-speed connection for their booths and meeting areas, the companies wireless local area network (WLAN) product enables portable and mobile PC users to seamlessly access the Internet from anywhere within the convention center. Users access the Internet at up to 11 Mbps without any modification to their PC and can roam freely about the premises and still are connected to the resources of a wired network.

         Services

         RoomLinX offers: easy "plug and play" access providing instant and seamless connections for laptop users from anywhere throughout a property, including guest rooms, meeting rooms, back office and public areas; high-speed connection up to 300 times faster than a standard dial-up modem; access to home and corporate email accounts and VPN's; unlimited and flexible billing options for free, flat rate, or time based usage; pand otential to provide value-added services such as wireless POS, maintenance, check-in, and IP telephony.

         RoomLinX offers the following services: site-specific determination of needs and requirements; design and installation of the wireless network; full maintenance and support of the network; technical support to assist guests and hotel staff 24 hours a day, 7 days a week, 365 days a year; hotel staff and management training, and marketing assistance and continuous network monitoring to ensure high quality of service.

         Structural Model

         RoomLinX has built a foundation on which to achieve growth with minimal fixed expenditures. RoomLinX has achieved this by building the infrastructure and quality controls to outsource the following functions: sales and marketing, system integration, bandwidth provisioning, system deployment, and technical support and service. RoomLinX acts as a pure service provider that aggregates the products and services required to install wireless high-speed networks and deploys them through its delivery infrastructure that combines in-house technical and RF (radio frequency) experts with select system integrators in the customer's area. RoomLinX then runs and manages the network under a long-term contract.

         Sales and Marketing

         RoomLinX gives the client hotel property two financial options in acquiring our high-speed Internet services: the hotel can buy the system and pay RoomLinX a monthly service fee to maintain technical support, or the hotel can lease-to-own the system and pay RoomLinX a monthly service fee. RoomLinX, as provided in its contracts with the hotels, has the first right of refusal to provide all wireless services to the hotel. There are many other products that RoomLinX can potentially sell to the hotels to increase its revenues and profit margins. The majority of these services would be outsourced to third parties that have expertise with the particular service. The third party service provider would then pay RoomLinX a fee for access to the hotel and an ongoing commission related to their revenues.

         RoomLinX has established a series of strategic alliances with communication marketing companies and communication providers throughout the U.S. These organizations already have preferred access to the customer, which may give RoomLinX an advantage in the market place. These sales representatives are paid on a commission basis. RoomLinX provides comprehensive sales training and packaged marketing materials to its independent representatives in order to obtain optimum installation contracts. RoomLinX currently employs six in-house technical sales and marketing personnel that support the representatives in the field and effectively close the contracts.

         There  are  three  succinct   areas  of  outsource   marketing  in  the
hospitality sector that RoomLinX concentrates on:

         Independent Communication Sales Representatives, and Representative Organizations

         This group sells local and long distance communication products into the hotel industry. For the most part, they have long-term contract commitments with the hotels to provide these services. Because they sell multiple lines of communication services to hotels, they have direct contact with the MIS director. Since these services provide income to the hotel, they have good access to the decision-maker in this market.

         Wholesale Equipment Suppliers, Equipment Installers in the Hospitality Market

         This group sells and installs PBX systems, voice mail systems, property management systems and software related services directly into the hotel market. Since these services are directly related to both the income and marketing sides of the hospitality area, their access to this clientele is very good, and since these items are considered a cost item for the hotel, they are generally well acquainted with the industry.

         The Hotel Interconnect Individual or Companies

         This group handles the installation of Groups 1 and 2, and the maintenance issues related to these Groups.

         In all cases, at least one and generally all three of the above groups interact with the hotel industry at all levels on a daily basis. This provides RoomLinX with a valuable source of sales and marketing personnel with direct contact into the industry.

         RoomLinX has an experienced team in the area of agent-based sales to the hospitality industry that provides them with the ability to build and execute on an outsourced sales model that is highly competitive in the industry. RoomLinX will continue to build on this model and add other sales teams as part of its growth strategy.

         Sales Process - The Convention Center Market

         The other major business focus for RoomLinX is the convention center and meeting space business. Conventions and trade shows now regularly require the ability to quickly deploy high-speed Internet access. However, convention centers have had difficulty supporting the growth of high technology through conventional means and normally supply high-speed Internet access by providing Ethernet T1 lines which are hard wired to the exhibit booths; an expensive and time-consuming process. Working on a revenue sharing partnership, RoomLinX deploys a wireless network into the convention center, and in return for new revenues and offering a new amenity to event organizers, the convention center provides RoomLinX with full access to the contact information for all of the presenters in upcoming events. In addition to revenues generated from pre-selling Internet access, RoomLinX is able to offer same day Internet access by renting wireless cards and other wireless access devices to booth presenters and convention center visitors.

                                 SPECIAL FACTORS


Background of the Transactions

         In the past several years, ARC has incurred net losses and had a working capital deficit and capital deficiency. ARC's net sales since the year ended 2000 have continued to decline due to decreases in web site development, full interactive multi-media development and production/print services. During 2001, ARC lost three major customers and decreased sales volume from three other customers. The loss of the three customers was due to the merger of two customers into larger organizations and the closing down of one customer. During 2002, ARC's revenue decline was due to the continued slow down in the economy in ARC's primary markets, technology and healthcare.

         On  April 1,  2003,  ARC sold  its  continuing  professional  education business Arcmesa Educators, Inc. ("Arcmesa") to Belcan Corporation of Cincinnati, Ohio. This area of ARC's business had sustained continued losses culminating in the closing of ARC's educational seminar programs which generated a substantial portion of the educational divisions revenue. ARC management determined that it was in the best interests of ARC and its stockholders to sell Arcmesa to allow ARC to concentrate on its core business and provide ARC with sufficient revenue to maintain an appropriate level of liquidity for the near term. During 2003, ARC also reduced its number of employees and other overhead to bring it in line with its revenue.

         Although ARC reduced overhead to bring it in line with its revenue, ARC has been unable to eliminate its pattern of losses. During 2003, ARC's management determined that due to ARC's continuing losses in its current line of business and the increasing cost and expense of continuing ARC as a public company, ARC could no longer stay a public company unless it went into another line of business. As a result of such determination, management began an initial search for a merger candidate with the ultimate intention of spinning-off the existing ARC business.

         Mr. Peter Bordes, Chairman and Chief Executive Officer of ARC, was introduced to Mr. Robert Lunde, President and Chief Executive Officer of RoomLinx, by Rodman and Renshaw, financial advisors to RoomLinx. Following the introduction, a meeting was set up among, Mr. Bordes, Mr. Lunde and several corporate financial advisors of ARC at the offices of Rodman and Renshaw in late May 2003. Following several weeks of negotiations, on July 21, 2003, the parties entered into a Letter of Intent to merge. The Letter of Intent was amended on September 19, 2003. The definitive merger agreement was subsequently signed on December 9, 2003.

Recommendation of the Special Committee and our Board of Directors

         On _________, 2003, __________, acting as the Special Committee (the "Special Committee") determined (1) that the Merger, the ARC Sale, the Amendment, the Reincorporation, the 2003 Plan and the transactions contemplated thereby are fair to and in the best interests of us and our stockholders and (2) to recommend that our stockholders approve the proposals related to the Merger, the ARC Sale, the Amendment and the Reincorporation. Accordingly, the Special Committee determined to recommend that our stockholders vote FOR the Merger, the ARC Sale, the issuance of shares of our capital stock to RoomLinX Shareholders in connection with the Merger, the Amendment, the Reincorporation and the other transactions contemplated thereby.

         At its meeting held on _________, 2003, our board of directors adopted the recommendation of the Special Committee and determined (1) that the Merger, the ARC Sale, the Amendment, the Reincorporation, the 2003 Plan and the transactions contemplated thereby are fair to and in the best interests of us and our stockholders and (2) determined to recommend that our stockholders approve the proposals related to the transactions. Accordingly, our board of directors recommends that our stockholders vote FOR the Merger, the ARC Sale, the issuance of shares of our capital stock to RoomLinX Shareholders in connection with the Merger, the Amendment, the Reincorporation and the other transactions contemplated thereby.

Factors Relevant to the Transactions

         In reaching its decision to approve the Merger, the ARC Sale, the Amendment, the Reincorporation, the 2003 Plan and to recommend approval of the transactions and the proposals, including the issuance of shares of our capital stock in connection with the Merger, each of the Special Committee and our board of directors consulted with our president, chief executive officer and advisors, and considered information provided by the other members of our management team and independently considered the proposed Asset Purchase Agreement, the Merger Agreement and the transactions contemplated by such agreements.

         Special Committee Considerations

         The Special Committee considered the following factors as reasons that the Merger, the ARC Sale, the Amendment, the Reincorporation and the 2003 Plan will be beneficial to us and our stockholders:

         1. alternatives to the transactions;

         2. the lack of other suitable strategic business combination partners for us;

         3. the substantial compliance costs of being a public company;

         4. the inability of ARC to earn sufficient revenues from its existing business to cover the cost and expense of being a public company;

         5. the lack of alternative financing sources;

         6. the impact on our stockholders of the issuance of additional shares of capital stock;

         7. discussions with our management team, including our president, chief executive officer, and representatives of our counsel regarding the terms and conditions of the Merger and the ARC Sale;

         8. that we would not be cash flow or EBITDA positive immediately after the transactions;

         9. the risk that the benefits sought in the transaction might not be fully achieved; and

         10. the interests that our executive officers and directors may have with respect to the transactions in addition to their interests as our stockholders generally.

         Board of Directors Considerations

         In the course of its deliberations, our board of directors reviewed with our management and our advisors a number of other factors relevant to the transactions. In particular, our board of directors considered, among other things:

         1. information relating to the business, assets, management, financial condition, customers, competitive position and operating performance of us and RoomLinX, including the prospects of us and RoomLinX if either of us were to continue business as independent companies;

         2. the terms of the transactions; and

         3. the opinion of the Special Committee that the consideration to be paid by us in connection with the Merger and the consideration to be paid to us in connection with the ARC Sale are fair to our stockholders, from a financial point of view.

         In addition, our board of directors discussed the terms of the transactions and information relating to the transactions with members of our management team, including our president and chief executive officer, as well as the Special Committee and legal counsel. The board of directors considered all the factors described above as "Special Committee Considerations" as well as the judgment, advice and analyses of the Special Committee, including the favorable recommendation of the transactions;

         Our board of directors, including the member of the Special Committee, did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. Our board of directors, including the member of the Special Committee, considered, among other things, the analysis, experience, expertise and recommendation of our president and chief executive officer and information from certain members of our management team, of the fairness to our stockholders from a financial point of view, of the consideration to be paid by us in connection with the Merger and the consideration to be paid to us in connection with the ARC Sale.

         In addition, our board of directors, including the member of the Special Committee, did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather our board of directors, including the member of the Special Committee, conducted an overall analysis of the factors described above, including discussions with our management team and legal and accounting advisors. In considering the factors described above, individual members of our board of directors, including the member of the Special Committee, may have given different weight to different factors.

         Our board of directors, including the member of the Special Committee, considered all factors as a whole, and overall considered the factors to be favorable and to support their determinations. However, the general view of our board of directors, including the member of the Special Committee, was that factors 4, 7 and 8 described above under "Special Committee Considerations" were uncertainties, risks or drawbacks relating to the transactions, but that the other reasons and factors described above were generally considered favorable.

Regulatory Approvals Relating to the Transactions

         We are not aware of any federal or state regulatory requirements that must be complied with or approvals that must be obtained to consummate the transactions, other than (1) filing of certificates of merger with the Secretary of State of the State of Nevada to effect the Merger and with the Secretary of State of the State of Nevada and the Secretary of State of the State of New Jersey to effect the Reincorporation, (2) filing of the certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of New Jersey increasing our authorized common stock and changing our name from ARC Communications Inc. to "RoomLinX, Inc." and (3) filing of this proxy statement with the SEC. If any additional approvals or filings are required, we will use our commercially reasonable efforts to obtain those approvals and make any required filings before completing the transactions.

Interests of ARC Management and Directors Persons in the Transactions

         In considering the recommendations of our board of directors with respect to the transactions, our stockholders should be aware that certain members of our board of directors and executive officers may have interests in the transactions that are in addition to the interests of our stockholders generally. These interests include the following:

         (i) The purchaser under the asset purchase agreement for the ARC Sale shall be an entity owned by Mr. Michael Rubel, former director and chief operating officer of ARC, Mr. Thomas Rittenhouse, creative director of ARC's New Media Services and Mr. Alan Sheinwald, principal of Alliance Advisors, ARC's financial advisor.

         (ii) Under the Merger Agreement, Mr. Peter Bordes, director and chief executive officer of ARC, shall be issued options to purchase 500,000 shares of common stock of the Surviving Corporation at an exercise price of $.08 per share.

         (iii) Mr. Peter Bordes shall continue as a member of the board of directors of the Surviving Corporation after giving effect to the Merger and the Reincorporation.

Interests of RoomLinX's Management and Directors in the Transactions

         Certain members of RoomLinX's board of directors and management may have interests in the transactions that are different from or in addition to the interests of our and RoomLinX's stockholders generally. These interests include the following:

         (i) Mr. Robert P. Lunde, chairman and chief executive officer of RoomLinX, and Mr. Herbert I. Hunt, III, director of RoomLinX, shall continue as members of the board of directors of the Surviving Corporation after giving effect to the Merger and the Reincorporation.

(ii) Under the Merger Agreement, each of Mr. Robert Killian and Mr. Richard Peacey shall receive one-year extensions on their employment agreements.

       PROPOSAL 1 -- APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS
                 CONTEMPLATED THEREBY, INCLUDING THE MERGER AND
                     THE ISSUANCE OF SHARES OF CAPITAL STOCK

         We have entered into an Agreement and Plan of Merger, dated as of December 8, 2003, by and among RoomLinX, ARC and RL. The Merger Agreement is the agreement that governs the terms of the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement. You should read the Merger Agreement carefully.

The Merger

         On December 8, 2003, RoomLinX, ARC and RL entered into the Merger Agreement. The Merger Agreement was approved by the board of directors of each of ARC and RL on December 5, 2003 and will become effective within ten (10) days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement, but no later than March 31, 2004, or at such other date as ARC and RoomLinX shall agree (the "Closing").

         Upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with Nevada Law, RoomLinX will be merged with and into RL, with RL as the surviving corporation of such merger. As a result of the Merger, the outstanding shares of common stock of RoomLinX shall be canceled and converted in the manner provided in the Merger Agreement, and the outstanding options, convertible debentures and warrants of RoomLinX, other than up to $30,000 of convertible debentures which shall be converted into indebtedness of ARC (the "Permitted Debt"), shall be canceled or converted in the manner provided by the Merger Agreement, the separate corporate existence of RoomLinX shall cease, and RL shall continue unimpaired as the surviving corporation in the Merger.

         In consideration for the Merger, ARC will issue to the RoomLinX Shareholders three shares of common stock of ARC for each one share of common stock outstanding at the effective time of the Merger (excluding certain shares of common stock of ARC and options to purchase shares of common stock of ARC being issued to consultants as part of the Merger). Ten Million of the shares payable to the RoomLinX Shareholders shall immediately be deposited in escrow for a period of six (6) months from the Closing to secure the indemnification obligations of RoomLinX set forth in the Merger Agreement, in accordance with the terms of an escrow agreement to be executed by the parties on the Closing Date (the "Escrow Agreement"). In addition, in consideration for the Merger, ARC will issue to the RoomLinX Shareholders options and/or warrants to purchase the greater of (a) 8,000,000 shares of common stock of ARC or (b) three (3) shares of common stock for each one (1) option or warrant outstanding to purchase common stock of ARC at the effective time of the Merger. The shares of common stock and options to purchase shares of common stock being issued to consultants as part of the Merger are as follows: (i) 2,000,000 shares of common stock to Alliance Advisors and Roccus Capital Partners or their designees, (ii) options to purchase 500,000 shares of common stock at an exercise price of $0.08 per share to Mr. Peter Borders (who shall continue as a director of ARC) and (iii) options to purchase 250,000 shares of common stock at an exercise price of $0.20 per share having a three (3) year term and "cashless exercise" provision and 250,000 shares of common stock to Rodman and Renshaw.

         There are currently 21,684,449 shares of common stock of ARC issued and outstanding (such number assumes the completion of a $500,000 private placement of ARC securities prior to the special meeting resulting in the issuance of 6,700,000 shares of common stock of ARC and warrants to purchase 3,350,000 shares of common stock of ARC). Accordingly, as a result of the Merger, the RoomLinX Shareholders shall be entitled to receive an aggregate of 65,053,347 shares of common stock of ARC. In addition, 500,000 shares of common stock of ARC are issuable upon exercise of certain outstanding options and 3,350,000 shares of common stock of ARC are issuable upon exercise of outstanding warrants issued in the Private Placement. Since the total amount of outstanding options and warrants to purchase common stock of ARC is 3,850,000 and the RoomLinX Shareholders are entitled to receive options and/or warrants to purchase the greater of (a) 8,000,000 shares of common stock of ARC or (b) three (3) shares of common stock of ARC for each one (1) option or warrant outstanding to purchase common stock of ARC at the effective time of the Merger, the RoomLinX Shareholders shall be entitled to receive options and/or warrants to purchase an aggregate of 11,550,000 shares of common stock of ARC. As a result of the Merger, the RoomLinX Shareholders shall acquire voting and dispositive control of ARC's shares of common stock.

         As a condition to consummating the transactions contemplated by the Merger Agreement, simultaneously with the filing of the certificate of merger with the Secretary of State of the State of Nevada to effect the Merger, ARC is required file the Amendment increasing the number of authorized shares of its common stock to 150,000,000 and changing its name to "RoomLinX, Inc." In addition, following the Merger, ARC will be reincorporated from a New Jersey corporation to a Nevada corporation by means of a merger of ARC with and into its wholly-owned subsidiary RL, with RL continuing as the surviving corporation under the name "RoomLinX, Inc.", and the Surviving Corporation shall have in place a stock option plan for the grant of options to purchase an aggregate of ________ shares of common stock of the Surviving Corporation.

Terms of the Merger Agreement

         The following discussion summarizes the material terms of the Merger Agreement, a copy of which is attached to this proxy statement as Appendix B and incorporated herein by reference and made an integral part hereof. Stockholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.

         The Merger. Subject to the terms and conditions of the Merger Agreement, as a result of the Merger, the outstanding shares of capital stock of RoomLinX held by RoomLinX Shareholders will be converted or canceled in the manner provided by the Merger Agreement, the separate corporate existence of RL shall cease, and RL (a wholly owned subsidiary of ARC) shall continue unimpaired as the surviving corporation in the Merger as a wholly owned subsidiary of the Company. In consideration for the Merger, RoomLinX Shareholders will receive the Merger Shares.

         Simultaneously with the Merger, ARC is required to file the Amendment to: (i) change its corporate name to "RoomLinX, Inc.", and (ii) increase its number of authorized shares of common stock to 150,000,000 shares. In addition, immediately following the Merger, ARC will complete the Reincorporation.

         Closing. The Closing will take place ten (10) days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement, but no later than March 31, 2004, or at such other date as ARC and RoomLinX shall agree.

         Effective Date. The Merger shall become effective upon the filing of certificates of Merger in the State of Nevada.

         Certificate of Incorporation and Bylaws of Surviving Corporation Following the Merger. The Certificate of Incorporation and Bylaws of ARC, as in effect at the effective time and except as amended as described in this proxy statement (name change, increase in authorized shares of common stock and reincorporation in the State of Nevada), will be the Certificate of Incorporation and Bylaws, respectively, of the Surviving Corporation following the Merger.

         Board Reconstitution. In view of the controlling interest in ARC to be acquired by the RoomLinX Shareholders, the Merger Agreement provides for the current members the board of directors of ARC and RL to resign at the time of the Merger and appoint five designees (the "Board Designees"), of whom two were selected by of the board of directors of RoomLinX (the "RoomLinX Designees"), one was selected by the board of directors of ARC (the "ARC Designee") and two were selected by the RoomLinX Designees and the ARC Designee (the "Joint Designees"). Although stockholder approval of the Board Reconstitution is not among the Proposals, the following summary of the business experience and background of the Board Designees is provided in accordance with Rule 14f-1 under the Exchange Act.

                                  ARC DESIGNEE

         Peter Bordes, age __, was appointed to our board of directors in September 2002 and was appointed our Chief Executive Officer in _____ 2003. Mr. Bordes is an owner of Greater Media, Inc., a privately owned media conglomerate with leading radio and publishing properties in Boston, Philadelphia, Detroit and New Jersey. He is also Chairman of the board of directors of Empire Media, a diversified media group with a focus on publishing, broadcasting and interactive media.

                               ROOMLINX DESIGNEES

         Robert P. Lunde, age __,

         Herbert I. Hunt III, age __,


                                 JOINT DESIGNEES


         Representations and Warranties. The Merger Agreement contains various representations and warranties of ARC, RL and RoomLinX. ARC and RL represent and warrant to RoomLinX as to, among other things: (i) organization; (ii) litigation; (iii) authority and enforceability; (iv) capital structure; (v) financial statements; (vi) transactions with affiliates; (vii) liabilities or claims; (viii) ) absence of certain adverse changes; and (ix) SEC filings. RoomLinX represents and warrants to ARC and RL as to, among other things: (i) organization; (ii) litigation; (iii) authority and enforceability; (iv) capital structure; (v) financial statements; (vi) transactions with affiliates; (vii) liabilities or claims; and (viii) absence of certain adverse changes.

         Conduct Prior to Effective Time. Pursuant to the Merger Agreement, the parties have agreed, among other things, that each of RoomLinX and ARC shall carry on its business in the usual, regular and ordinary course and use all commercially reasonable efforts to preserve intact its present business organization and preserve its relationships with third parties and others having business dealings with it, with the objective that its goodwill and ongoing business shall be unimpaired at the Effective Time. ARC has agreed to continue to make all required filings in accordance with the Securities Act and the Exchange Act. Each party shall promptly notify the other parties of any event or occurrence not in the ordinary course of business which comes to its attention and which has caused, or could reasonably be expected to cause, a material adverse change.

         The parties have also agreed that they shall not take certain acts without the prior written consent of the other parties. Each of ARC, RL and RoomLinX have agreed not to, among other things (i) issue any shares of its capital stock or change its capitalization; (ii) amendment its articles of incorporation or bylaws; (iii) acquire or agree to acquire any business or any corporation or the assets thereof; (iv) sell, lease or otherwise dispose of or encumber any of its properties or assets except in the ordinary course of business; (v) incur any indebtedness other than in the ordinary course of business; (vi) enter into or amend any employment or severance agreement, or pay any bonus or remuneration, or increase the salaries of its directors, officers, employees, or consultants; or(vii) engage in any activities or transactions that are outside the ordinary course of its business.

         Pursuant to the Merger Agreement, each party shall give each other party, and its accountants, counsel and other representatives, reasonable access to (i) all of its respective properties, books, contracts, commitments and records, and (ii) all other information concerning its business, properties and personnel as such party may reasonably request.

         Indemnification. Each of ARC and RL has agreed to indemnify, defend and hold RoomLinX and its officers and directors, employees and agents, harmless from and against any and all claims, actions, causes of action, suits or other proceedings, losses, liabilities and damages, and expenses in connection therewith, including, without limitations, reasonable fees and disbursements of counsel incurred by any of them as a result of, or arising out of, or relating to, any failure of any representation or warranty set forth in Section 3 of the Merger Agreement to be true and correct when made or any failure by ARC or RL to comply with its covenants or agreements set forth in the Merger Agreement. RoomLinX has agreed to indemnify, defend and hold each of ARC and RL and their respective officers and directors, employees and agents, harmless from and against any and all claims, actions, causes of action, suits or other proceedings, losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable fees and disbursements of counsel incurred by any of them (i) as a result of, or arising out of, or relating to any failure of any representation or warranty set forth in Section 2 of the Merger Agreement to be true and correct when made or any failure by RoomLinX to comply in any material respect with any of its covenants or agreements set forth in this Agreement or (ii) any claim by LeaseTek or its successors against any of them.

         In  addition,  subject  to the  terms  and  conditions  of  the  Merger
Agreement, each of the parties has agreed (i) to keep confidential all information furnished in connection with the Merger, and (ii) to use reasonable best efforts to effectuate the Merger.

         Conditions to the Merger. The obligations of each party to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing of a number of conditions, including but not limited to the following:

         (i) ARC shall have obtained the approval of the holders of the requisite number of shares of its common stock to effect the Merger, the ARC Sale, the Amendment and the Reincorporation;

         (ii) RoomLinX, ARC and RL shall have received all requisite approvals by government agencies and authorities and all consents and approvals of third parties as are required for the consummation of the Merger;

         (iii) An audit of RoomLinX performed by Deloitte & Touche LLP shall have been completed and the Audited RoomLinX Financials Statements delivered to ARC;

         (iv) RoomLinX will certify that (i) all issued and outstanding options, convertible debentures and warrants of RoomLinX have been converted into RoomLinX Shares, other than the Permitted Debt, and (ii) RoomLinX has a positive net worth.

         (v) The executive offices of the Surviving Corporation shall be relocated to the New York metropolitan area or as otherwise determined by the board of directors of the Surviving Corporation;

         (vi) Effective as of the Effective Time, the Board of Directors of the Surviving Corporation shall be comprised of the RoomLinX Designees, the ARC Designee and the Joint Designees;

         (vii) The ARC Sale shall have closed;

         (viii) ARC shall have raised $500,000 in a private placement of ARC securities;

         (ix) RoomLinX shall have raised $400,000 in a private placement of RoomLinX securities;

         (x) The holders of less than ten (10%) percent of the issued and outstanding shares of capital stock of RoomLinX will have exercised appraisal rights under Nevada Law as dissenting stockholders and RoomLinX and ARC will have resolved all matters of appraisal and payment under Nevada Law for each dissenting stockholder;

         (xi) Robert Killian and Richard Peacey shall have received one year extensions on their employment agreements from the Closing;

         (xii) The Escrow Agreement shall have been duly executed and delivered by all parties thereto; and

         (xiii) ARC shall have issued the Advisor Shares.

         Termination. The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Merger Agreement and the transactions contemplated thereby, as follows:

         (i) by the parties, following mutual written consent duly authorized by the boards of directors of each of the parties hereto;

         (ii) by RoomLinX or ARC (on behalf of RL), if the Effective Time shall not have occurred as soon as reasonably practicable but no later than March 31, 2004; provided that the reason the Effective Time has not occurred is not the result of the intentional failure by the party seeking termination to fulfill any obligation under this Agreement;

         (iii) by RoomLinX, following discovery of: (i) information that, in the reasonable discretion of RoomLinX, may be material and adverse to either ARC or RL or their respective businesses, or constitutes a material adverse change on a going forward basis; or (ii) a breach of any representation or warranty made by ARC or RL contained in Article 3 of the Merger Agreement; or

         (iv) by ARC (on its own behalf and on behalf of RL), following discovery of: (i) information that, in the reasonable discretion of ARC, may be material and adverse to RoomLinX or the RoomLinX business, or constitutes a material adverse change on a going forward basis; or (ii) a breach of any representation or warranty made by RoomLinX contained in Article 2 of the Merger Agreement.

In the event of termination of the Merger Agreement, the Merger Agreement shall become void and there shall be no liability under the Merger Agreement on the part of any party, or any of their respective officers or directors; provided, however, that nothing shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement.

Accounting Treatment

         [The Merger will be accounted for under the "purchase" method of accounting.]

Dissenters' Rights

         Section 14A:-11-1 of the NJPS provides that stockholders may have dissenters' rights in connection with any plan of merger or consolidation to which the corporation is a party in which the approval of the corporation's stockholders is required. However, Section 14A:11-1 of the NJPS provides that there is no right of dissent with respect to a merger or consolidation in favor of holders of any class or series which, at the record date for the stockholders' meeting to approve the merger, were either: (i) listed on a national securities exchange or (ii) held by at least 1,000 stockholders of record. ARC's common stock is not listed for trading on a national market system and, as of February __, 2004, ARC had approximately __ stockholders of record.

         ARC does not qualify for the exemption from dissenters' rights pursuant to Section 14A:11-1 of the NJPS. Therefore, ARC's stockholders are entitled to dissenters' rights in connection with the Merger. If the Merger is approved, dissenting stockholders of ARC are entitled to assert dissenters' rights under the NJPS. A brief summary of dissenter's rights is provided below. However, any stockholder considering the use of dissenters' rights should not rely only on the following, which is only a partial summary. Sections 14A:11-1 through 14A:11-11 of the NJPS dealing with dissenters' rights are attached to this proxy state as Appendix D.

         To exercise dissenters' rights, a dissenting stockholder must file with us, in time to be received before the special meeting, a written notice of dissent (a "Notice of Intent") indicating an intent to demand payment for his shares if the Merger is consummated. The Notice of Intent must either be submitted to us at the special meeting or mailed to us not less than three business days before the special meeting, at our current offices located at 733 Shrewsbury Avenue, Tinton Falls, New Jersey 07724, to the attention of Peter A. Bordes, Chief Executive Officer. A dissenting stockholder must also vote against the Merger or abstain from voting, and the dissent must apply to all the shares of our common stock owned by the dissenting stockholder.

         If the Merger is approved and consummated, the Surviving Corporation must send each dissenting stockholder, within 10 days after the effective date of the Merger, a written notice (a "Dissenters' Notice") confirming the effective date. Within 20 days after the Dissenters' Notice is mailed, a dissenting stockholder must respond by sending us a written demand for payment of the fair value of his shares (the "Payment Demand"). The Payment Demand should be sent to us at the address set forth above.

         Within 20 days after making a Payment Demand, a dissenting stockholder must submit to us all stock certificates representing his shares. Upon receipt, we will mark the certificates to reflect the demand and return them to the dissenting stockholder. A dissenting stockholder who has made a Payment Demand will thereafter be entitled only to payment for his shares and will not be entitled to vote or exercise any other stockholder rights. A dissenting stockholder may not withdraw a Payment Demand without our written consent. When we communicate with any dissenting stockholders, we must inform them of the deadlines for any actions they are required to take in order to perfect their dissenters' rights. Merely voting against the Merger or abstaining from voting will not satisfy the procedural requirements for perfecting dissenters' rights.

         Within 10 days after the deadline for submitting Payment Demands, the Surviving Corporation will mail to each dissenting stockholder its financial statements at and for a twelve-month period ended on the latest practicable date. The transmittal letter must indicate whether we have elected to pay dissenting stockholders the fair value of their shares. If so, it must specify the price we have determined as the fair value of those shares. Within 30 days after the deadline for submitting Payment Demands (the "Settlement Window"), we must make payment of that fair value for all the shares of each dissenting stockholder who accepts our valuation and submits his stock certificates for cancellation.

         If a dissenting stockholder does not accept our valuation within the Settlement Window, he may serve us with a written demand to commence an action in the New Jersey Superior Court for the court's determination of the fair value of his shares. The demand must be served within 30 days after the expiration of the Settlement Window. Not later than 30 days after our receipt of the demand, we must commence the requested action. If we fail to do so, a dissenting stockholder may commence the action in our name not later than 60 days after the expiration of the time allotted for us to commence the action.

         In any action to  determine  the fair value of our  common  stock,  all dissenting stockholders who have not accepted our valuation within the Settlement Window will be parties to the action. The court may appoint an appraiser to receive evidence and report to the court on its evaluation of fair value. The court will determine the appraiser's powers and, based on its evaluation, will render a judgment against the Surviving Corporation in favor of each stockholder in the action for the fair value of his shares, as determined by the court, together with an allowance for interest at a rate set by the court from the applicable Payment Demand to the day of payment. The judgment will be payable to a dissenting stockholder upon surrender to the Surviving Corporation of the certificates representing his shares.

         The costs and expenses of any action for determining the fair value of dissenters' shares, including reasonable compensation for and expenses of any appraiser, will be determined by the court and apportioned and assessed as the court determines. Fees and expenses of counsel and of experts for the parties to the action may be assessed against the Surviving Corporation if the court deems an assessment to be equitable, but only if the court finds that our offer of payment was not made in good faith or if we failed to make a payment offer.

         The right of any dissenting stockholder to be paid the fair value of his shares will terminate if (1) he fails to present the certificates representing his shares for notation, unless a court directs otherwise, (2) the Payment Demand is withdrawn by the dissenting stockholder with our written consent, (3) we come to an agreement with the dissenting stockholder on the fair value of his shares, (4) the New Jersey Superior Court determines that the stockholder is not entitled to payment for his shares, (5) the Share Combination is abandoned or rescinded or (6) a court having jurisdiction permanently enjoins or sets aside the Merger. In any of those events, a dissenting stockholder's rights as a stockholder will be reinstated as of the date of his Payment Demand without prejudice to any corporate action that has taken place in the interim, and the stockholder will be entitled to receive any intervening preemptive rights and payment of any intervening dividend or other distribution.

Material Federal Income Tax Consequences of the Asset Purchase

         [The Merger is intended to result in the recognition of no gain or loss by us for federal income tax purposes. ___________ is intended to recognize no gain or loss for federal income tax purposes upon its acquisition of substantially all of our assets. No formal request for a ruling or other determination was or will be obtained. Each stockholder should consult with his or her own tax advisor.

         Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of shares of ARC as a result of the consummation of the Merger, and no gain or loss will be recognized by ARC or RoomLinX. ARC has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Merger under the Internal Revenue Code. State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. Stockholders should consult their own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.]

Recommendation of our Board of Directors

         Our board of directors recommends that our stockholders vote FOR the Merger, Merger Agreement and the transactions contemplated thereby, including the issuance of shares of our common stock and options and/or warrants to purchase shares of our common stock as consideration for the Merger.

                 PROPOSAL 2 -- APPROVAL OF THE ARC SALE AND THE
                        TRANSACTIONS CONTEMPLATED THEREBY

         We have entered into a letter of intent, dated as of ___________, with Mr. Michael Rubel, Mr. Thomas Rittenhouse and Mr. Alan Sheinwald setting forth the proposed terms of the ARC Sale (the "Letter of Intent"). The Letter of Intent sets forth the terms pursuant to which we intend to consummate the ARC Sale. The Asset Purchase Agreement will be the agreement that governs the terms of the ARC Sale. A copy of the Letter of Intent is attached as Annex F to this proxy statement and a copy of the Asset Purchase Agreement is attached as Annex B to this proxy statement. You should read the Letter of Intent and the Asset Purchase Agreement carefully. [NOTE TO SEC - THE ASSET PURCHASE AGREEMENT IS BEING DRAFT AT THIS TIME; IT WILL BE ATTACHED TO THE NEXT FILING]

Terms of the Letter of Intent

         Pursuant to the Letter of Intent, Mr. Rubel, Mr. Rittenhouse and Mr. Sheinwald, through a to be formed entity to be owned by them collectively, will purchase substantially all of ARC's existing assets comprising the "graphic design and interactive multi-media" business. The purchase price for the ARC Business shall be (i) $70,000 payable in cash at the closing plus (ii) two additional payments (each a "Deferred Payment"), the first of which will be payable within 45 days after the end of the 12-month period following the closing and the second of which will be payable within 45 days after the end of the 24-month period following the closing. The first Deferred Payment shall be an amount equal to 50% of the earnings before taxes, depreciation and amortization ("EBTDA") of the ARC Business for the 12-month period beginning on the date of the closing and ending on the 12-month anniversary of the closing. The second Deferred Payment shall be 50% of the EBTDA of the Business for the 12-month period beginning on the date following the 12-month anniversary of the closing and ending on the 24-month anniversary of the closing.

Dissenters' Rights

         Under New Jersey law, stockholders may have dissenters' rights in connection with a sale or other disposition of all or substantially all of the assets of a corporation in which the approval of the corporation's stockholders is required. Under New Jersey law, stockholders who object to the ARC Sale are entitled to dissenters' rights. For a description of those rights, see "Proposal 1 - Dissenters' Rights.

Past Contacts, Transactions or Negotiations

Accounting Treatment

Material Federal Income Tax Consequences of the Asset Purchase

         [The ARC Sale is intended to result in the recognition of ______________ by us for federal income tax purposes. ___________ is intended to recognize _____________ for federal income tax purposes upon its acquisition of substantially all of our assets. No formal request for a ruling or other determination was or will be obtained. Each stockholder should consult with his or her own tax advisor.]

Recommendation of our Board of Directors

         Our board of directors recommends that our stockholders vote FOR the ARC Sale.


                            PROPOSAL 3 -- AMENDMENTS
                       TO OUR CERTIFICATE OF INCORPORATION

         Our board of directors has approved, subject to stockholder approval, amendments to our Certificate of Incorporation to (i) increase our authorized shares of capital stock from 50,000,000 to 155,000,000 by increasing the number of authorized shares of common stock from 45,000,000 to 150,000,000 and (ii) change our name to "RoomLinX, Inc." In addition, our board of directors has approved our reincorporation in the State of Nevada.

         Approval of this proposal, in addition to the approval of Proposals 1, 2, 4 and 5 (the ARC Sale, Merger Agreement, the Reincorporation and the 2003 Plan, and the transactions contemplated thereby, including the Merger and the issuance of shares of our common stock and options and/or warrants to purchase shares of our common stock) is required to consummate the transactions. Although we are asking for stockholder approval of this proposal, if for any reason the transactions are not consummated, this proposal will not be implemented.

         The text of the proposed amendments to our Certificate of Incorporation is set forth in the form of Certificate of Amendment to the Certificate of Incorporation included in Annex C hereto. You should read the proposed amendments to the Certificate of Incorporation carefully.

Description of Amendment

         Pursuant to our Certificate of Incorporation, we currently are authorized to issue up to 50,000,000 shares of capital stock, including up to 45,000,000 shares of common stock, par value $.001 per share, and 5,000,000 of preferred stock, par value $.20 per share,. The preferred stock consists of 1,500,000 shares designated as Class A Preferred Stock (the "Class A Preferred"), with the remaining 3,500,000 shares consisting of "blank check" preferred stock that have not yet been designated.

         There are currently 18,984,449 shares of common stock of ARC issued and outstanding (such number assumes the completion of the Private Placement prior to the special meeting resulting in the issuance of 6,700,000 shares of common stock of ARC), and 3,850,000 shares are reserved for issuance upon exercise of outstanding options and warrants to purchase common stock (such number assumes the completion of the Private Placement and the issuance of warrants to purchase 3,350,000 shares of common stock of ARC). In addition, there are an aggregate of 720,000 shares of series A preferred stock issued and outstanding. No other shares of preferred stock are issued and outstanding.

         The Merger Agreement provides that we will issue an aggregate of 65,053,347 shares of common stock and 11,550,000 options and/or warrants to purchase shares of common stock to the RoomLinX Shareholders. In addition, the Merger Agreement provides that we will issue shares of common stock and options to purchase shares of common stock to consultants as follows: (i) 2,000,000 shares of common stock to Alliance Advisors and Roccus Capital Partners or their designees, (ii) options to purchase 500,000 shares of common stock at an exercise price of $0.08 per share to Mr. Peter Borders (who shall continue as a director of ARC) and (iii) options to purchase 250,000 shares of common stock at an exercise price of $0.20 per share having a three (3) year term and "cashless exercise" provision and 250,000 shares of common stock to Rodman and Renshaw.

         The proposed amendment to the Certificate of Incorporation will authorize us to issue up to an additional 105,000,000 shares of common stock. This will provide a sufficient number of authorized shares of common stock for issuance in the transactions.

Reasons for the Amendments; Effect of the Amendment

         The amendments to our Certificate of Incorporation described in this proposal are required to consummate the transactions contemplated by the Merger Agreement. In the opinion of our board of directors, the amendments are advisable and in the best interests of our stockholders. If the amendments are not approved, we will not be able to complete the Merger and the other transactions contemplated by the Merger Agreement, which will materially adversely effect our business and ability to operate going forward.

Recommendation of our Board of Directors

         Our board of directors recommends a vote FOR the approval of the amendment of the Certificate of Incorporation to (i) increase the number of authorized shares of common stock and (ii) change our name to "RoomLinX, Inc."

             PROPOSAL 4 - APPROVAL AND ADOPTION OF THE MERGER OF ARC
         INTO ITS WHOLLY-OWNED SUBSIDIARY RL FOR THE PURPOSE OF CHANGING
             ARC'S STATE OF INCORPORATION FROM NEW JERSEY TO NEVADA


Terms of the Reincorporation

         Our Board has adopted a resolution authorizing the Reincorporation on the following terms:

   o Prior to the signing of the Merger Agreement, we formed RL Acquisition, Inc., a wholly-owned subsidiary under the laws of the State of Nevada (the "Nevada Sub"), for the purpose of consummating the Merger.

   o Immediately following the Merger, we will merge (the "Reincorporating Merger") into the Nevada Sub, which will be the surviving corporation after the Merger.

   o The certificate of incorporation of the Nevada Sub will be the same as our charter after giving effect to the Amendment.

   o In the Reincorporating Merger, each whole share of our common stock outstanding after giving effect to the Merger will be converted into a whole share of common stock of the Nevada Sub.

Comparison between New Jersey and Nevada Law

         The rights of continuing stockholders after the Reincorporating Merger will be governed by Nevada rather than New Jersey corporate law. The corporate laws in these states are substantially alike. Areas where there are substantive or procedural differences that could affect our stockholders after the Merger are summarized below.

----------------------------------------------------------------------------------------------------------------------
      Action                         Nevada Law                                      New Jersey Law
      ------                         ----------                                      --------------
----------------------------------------------------------------------------------------------------------------------
Removal of          Directors can be removed by shareholders      Directors may be removed for cause or, unless
Directors:          representing at least two-thirds of the       otherwise provided in the charter, without cause by
                    voting power of the outstanding stock         shareholders representing at least a majority of
                    entitled to vote on the matter, or any        the outstanding stock entitled to vote in the
                    larger percentage specified in the charter.   election of directors.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

Merger or Sale:     Unless otherwise provided in the charter, a   A merger, consolidation or a sale of all or
                    merger, consolidation or a sale of all or     substantially all of a corporation's assets
                    substantially all of a corporation's assets   requires approval by shareholders representing at
                    requires approval by the shareholders         least a majority of the outstanding stock entitled
                    representing at least a majority of the       to vote on the matter (two-thirds for corporations
                    voting power of the outstanding stock         formed before 1969), or any larger percentage
                    entitled to vote on the matter.               specified in the matter.

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Shareholder Action  Unless otherwise provided in the charter,     Except as otherwise provided in the charter,
by Written Consent: shareholders may act without a meeting by     shareholders may act without a meeting by written
                    written consent of a majority (or any         consent of the minimum percentage  of the  voting
                    required supermajority) of the voting power   power of the outstanding common stock that
                    of the outstanding common stock entitled to   would be required to approve the matter at a
                    vote on the  matter, and notice need not be   meeting, except for the annual election of
                    given to shareholders.                        directors which may be by written consent only
                                                                  if unanimous.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
      Action                         Nevada Law                                      New Jersey Law
      ------                         ----------                                      --------------
----------------------------------------------------------------------------------------------------------------------

Amendment of        A charter  or  bylaw   amendment   requires   A charter  amendment  requires approval by vote
Charter and         approval  by  vote  of  the  holders  of  a   of a majority  of the votes cast at the meeting
By-laws:            majority of the outstanding  stock entitled   by the  holders of shares  entitled  to vote on
                    to vote on the matter and by the holders of   the  matter.  Bylaws  may  also be  amended  by
                    a majority of the outstanding stock of each   plurality vote
                    class entitled to vote thereon as a class.

----------------------------------------------------------------------------------------------------------------------

Exculpation of      Directors  may  not  be   exculpated   from   Directors may not be exculpated  from liability
Directors and       liability  for  (1)   acts   or   omissions   for (1) a breach of their  duty of  loyalty  to
Officers:           involving either  intentional   misconduct,   the corporation or its  shareholders,  (2) acts
                    fraud or a knowing violation  of the law or   or  omissions  not in good  faith or  involving
                    (2) the payment of improper distributions.    intentional  misconduct or a knowing  violation
                                                                  of law or (3) any act or  omission  from  which
                                                                  they derived an improper personal benefit.

----------------------------------------------------------------------------------------------------------------------

Stand Stills:       Unless waived  in the  charter,  there is a   There  is  a  five-year   restriction   on  any
                    three-year  restriction   on   transactions   business  combination  between a publicly  held
                    between public corporations  and the holder   New  Jersey   corporation   and  an  Interested
                    of  10%  or  more   of  the   corporation's   Shareholder unless the business combination was
                    outstanding capital  stock (an  "Interested   approved   by  the   corporation's   board   of
                    Shareholder") unless  the  transaction  was   directors  before  the  shareholder's  interest
                    approved before the shareholder's  interest   exceeded  10%  or  more  of  the  corporation's
                    exceeded  10% or more of the  corporation's   outstanding  stock. After the expiration of the
                    outstanding stock. Even after the expiration  five-year    period,    covered    New   Jersey
                    of the three-year period,  the  transaction   corporations  may not  engage  at any time in a
                    will remain prohibited unless (1) the board   covered    business    combination   with   any
                    of directors approved the transaction before  Interested  Shareholder  other  than a business
                    the shareholder became  "interested" or (2)   combination  (1)  approved  by the  holders  of
                    the transaction is approved by a majority of  two-thirds of the voting stock not beneficially
                    disinterested shareholders.                   owned by the Interested  Shareholder,  (2) with
                                                                  an  Interested  Shareholder  who  inadvertently
                                                                  exceeded the 10% threshold and promptly reduced
                                                                  his  holdings  below  10% or (3) in  which  the
                                                                  Interested  Shareholder  pays a  formula  price
                                                                  designed to ensure that all other  shareholders
                                                                  receive  at least the  highest  price per share
                                                                  paid  by  the  Interested  Shareholder.  A  New
                                                                  Jersey  corporation  may not  opt out of  these
                                                                  provisions.

----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------


Dissenters' Rights

         Under New Jersey law, stockholders who object to the Reincorporating Merger are entitled to dissenters' rights. For a description of those rights, see "Proposal 1 - Dissenters' Rights.

                                   PROPOSAL 5
               APPROVAL AND ADOPTION OF THE 2003 STOCK OPTION PLAN

General

         The parties to the Merger have determined that the Surviving Corporation should have an option pool for future grants covering __% of the Surviving Corporation's common stock to be outstanding after giving effect to the issuance of the Merger Shares. In accordance with those terms, the Board of Directors adopted a 2003 Stock Option Plan, subject to approval by our stockholders at the special meeting. Our Board of Directors recommends approval of the 2003 Plan to offer eligible employees of the Surviving Corporation an opportunity to acquire or increase their proprietary interests in the Surviving Corporation, adding to their incentive to contribute to the performance and growth of the consolidated enterprise.

Terms of the 2003 Plan

         Subject to completion of the Merger, the 2003 Plan authorizes the grant of options to purchase an aggregate of _________ shares of the Surviving Corporation's common stock, after giving effect to the Merger and the Reincorporating Merger. Options may be granted under the 2003 Plan either as incentive stock options ("ISOs") or nonqualified stock options ("NSOs") within the meaning of the Internal Revenue Code. Shares covered by the 2003 Plan may be either previously unissued or reacquired shares. Shares that cease to be subject to an option because of its expiration or termination will again be available for the grant of options until termination of the 2003 Plan.

         The 2003 Plan will be administered by the Compensation Committee of the Surviving Corporation's reconstituted board of directors. The Compensation Committee will have sole discretion to select optionees, determine the number of shares subject to each grant and prescribe the other terms and conditions of each award. All officers and other employees of the Surviving Corporation as well as its consultants will be eligible to receive options under the 2003 Plan, except that any consultant or any person who owns more than 10% of the outstanding common stock may only receive options in the form of NSOs.

         The exercise price of each option granted under the 2003 Plan must be equal to the fair market value of the common stock, as determined by the Compensation Committee, at the time the option is granted. Payment in full of the exercise price must be made upon the exercise of each option either in cash, shares of common stock with a fair market value equal to the exercise price or by a combination of cash and shares equal to the exercise price. The proceeds received upon the exercise of options granted under the 2003 Plan will be used for general corporate purposes.

         Options granted under the 2003 Plan may not be transferred except to the personal representative of a deceased employee. The 2003 Plan provides for a period of 90 days during which an option, to the extent vested, may be exercised after the termination of an optionee's employment or consultancy for any reason other than cause, as defined in the 2003 Plan. No options may be granted under the 2003 Plan after _________, 2004, although the expiration date of previously granted options may extend beyond that date. The maximum term of any option is ten years.

         The number of shares covered by the 2003 Plan and the exercise price of outstanding options are subject to customary antidilution adjustments in the event of any recapitalization or similar change affecting the common stock. In the event the Surviving Corporation sells all or substantially all its consolidated assets, dissolves, merges or consolidates with another company or is involved in a tender offer for all or a substantial portion of its common stock, the Compensation Committee may amend all outstanding options to (1) permit their exercise prior to the effective date of the transaction or terminate unexercised options as of that date, (2) require the forfeiture of all options, provided the Surviving Corporation pays each grantee the excess of the fair market value of the common stock on that date over the option exercise price, or (3) make other provisions that it deems equitable.

         The board of directors may amend the 2003 Plan without further stockholder action, except for a modification that would (1) increase the number of covered shares, (2) extend the maximum option term or the expiration date of the 2003 Plan, (3) permit grants below the fair market value of the common stock on the date of grant or (4) materially increase the benefits or modify the eligibility requirements under the 2003 Plan. No amendment may adversely affect any then outstanding option without the consent of the optionee.

         No options will be granted under the 2003 Plan prior to the Merger.

Federal Income Tax Matters

         An employee receiving an ISO under the 2003 Plan will not be in receipt of taxable income upon the grant of the ISO or upon its timely exercise except under alternative minimum tax rules. Generally, exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Surviving Corporation at all times from the date of grant until three months before the date of exercise. Upon sale of the stock received upon exercise, the employee will generally recognize long term capital gain or loss equal to the difference between the sale proceeds and the option exercise price. The Surviving Corporation, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of the underlying stock by the employee.

         For purposes of the alternative minimum tax, an employee exercising an ISO will have alternative minimum taxable income resulting from the exercise. The amount of the alternative minimum taxable income and the tax basis in the shares received upon exercise of an ISO will be determined in the year of exercise unless the shares received upon exercise are sold to an unrelated party in the same tax year. In that event, there will generally be no adverse effect because the alternative minimum taxable income will then be limited to the taxable gain on the sale as determined for regular tax purposes

         An employee or consultant receiving an NSO or electing to sell option shares from an ISO exercise prior to the expiration of two years from the grant date or within one year from the exercise date (a "Disqualified ISO") will not recognize taxable income upon the grant of the NSO or ISO. Upon exercise of the NSO or Disqualified ISO, an optionee will recognize ordinary income to the extent of the difference between the option exercise price and the fair market value of the stock on the date the option is exercised (the "Compensation Element"). Upon sale of the stock received upon exercise, the optionee will generally recognize capital gain or loss equal to the difference between the sale proceeds and the fair market value of the common stock on the date of exercise. The Company will be entitled to a federal income tax deduction equal to the Compensation Element upon the exercise of an NSO or Disqualified ISO. If an ISO is exercised by a former employee more than three months after his termination of employment, the ISO will be treated as a Disqualified ISO for federal income tax purposes.

         If an optionee uses previously owned shares of common stock to exercise an ISO or NSO, the transaction will generally not be considered to be a taxable disposition of the previously owned shares. However, if the previously owned shares had been acquired upon exercise of a prior tax qualified stock option and the holding period requirement for those tendered shares was not satisfied at the time they were used to exercise an ISO, the use of the tendered shares would cause the ISO to be treaded as a Disqualified ISO for federal income tax purposes.

            STOCK OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information as of December 19, 2003 concerning the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each current member of the board of directors, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group. owned by each officer and director of ARC and each stockholder who holds more than 5% of the outstanding common stock of as of December 19, 2003. At such date

                                                  Shares Beneficially Owned (1)
                                                  -----------------------------
Name and Address**                                  Number            Percent
------------------                                  ------            -------
Peter A. Bordes, Jr. (8)                            3,724,148           24.05%
62 White Street
Suite 3 East
New York, New York 10013

Steven H. Meyer (1)(5)                              2,302,020           14.86%
26 Oxford Drive
Wayside, New Jersey 07712

Kenneth P. Meyer (2)(5)                             2,300,687           14.86%
7 Wemrock Drive
Wayside New Jersey 07712

Michael Rubel (3)(6)                                  842,500            5.44%
3 Aspen Court
Wayside, New Jersey 07712

Thom Rittenhouse (4)(7)                                783,200           5.06%
26 Jacob Drive
Howell, New Jersey 07731

All directors and current executive officers
  as a group (5 persons)..........................   __________              __%

-----------

(1) Steven Meyer is a director and the former President of ARC.

(2) Kenneth Meyer is a former director and former vice president of ARC.

(3) Michael Rubel is a former director and former chief operating officer of ARC.

(4) Thom Rittenhouse is creative director of New Media Services.

(5) Kenneth Meyer and Steven Meyer are brothers.

(6) Includes the option to purchase 250,000 shares of common stock pursuant to Mr. Rubel's Stock Option Agreement, 250,000 shares are currently vested or will vest within 60 days.

(7) Includes the option to purchase 250,000 shares of common stock pursuant to Mr. Rittenhouse's Stock Option Agreement, 250,000 shares are currently vested or will vest within 60 days.

(8) Peter A. Bordes, Jr. is a director and the chief executive officer of ARC.

                             EXECUTIVE COMPENSATION


Summary Compensation Table

         The following Summary Compensation Table sets forth summary information as to compensation received by our chief executive officer and each of the four other most highly compensated executive officers who were employed by ARC at the end of December 31, 2002 (collectively, the "named executive officers") for services rendered to ARC in all capacities during the three fiscal years ended December 31, 2002.

                                     SUMMARY COMPENSATION TABLE

                                      Annual Compensation                 Long Term Compensation
                                      -------------------                 ----------------------
                                                          Other Annual    Securities       All
                                                          Compensation    Underlying      Other
Name                       Year       Salary ($)    Bonus    ($)           Options     Compensation
---------------            ----       ----------    ------------------    ----------   ------------
Steven H. Meyer            2001        111,142      none     1,800                         none
                           2002         97,199      none     1,400           75,000(1)     none

Michael Rubel              2001        125,000      none     2,520                         none
                           2002        117,132      none     2,520          400,000(2)     none

Kenneth P. Meyer           2001        107,744      none     3,706                         none
                           2002         96,162      none     3,750           75,000(1)     none

Thom Rittenhouse           2001        120,000      none                                   none
                           2002        120,000      none                    250,000(3)     none


Option Grants in Last Fiscal Year

         The following table sets forth information regarding each stock option granted during fiscal year 2002 to each of the named executive officers.

                                        Individual Grants
                 ---------------------------------------------------------------
                    Number of         % of Total
                   Securities        Options/SARs      Exercise
                   Underlying         Granted to        or Base
                  Options/SARs       Employees in        Price       Expiration
    Name             Granted          Fiscal Year      ($/Share)        Date
-------------    ---------------     -------------     ---------     ----------
NONE


Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

         The following table provides information regarding the exercises of options by each of the named executive officers during the 2002 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2002 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock.

                                                   Number of Securities Underlying    Value of the Unexercised
                         Shares                         Unexercised Options               In-The-Money Options
                        Acquired                        at Fiscal Year-End              at Fiscal Year-End
                           on          Value     --------------------------------   --------------------------
 Name                   Exercise     Realized     Exercisable       Unexercisable   Exercisable  Unexercisable
--------------------    --------     ---------   -------------      -------------   -----------  -------------
NONE


Equity Compensation Plan Information

         The following table provides information about shares of our common stock that may be issued upon the exercise of options. We have no stockholder approved equity compensation plans. We have a number of options which were granted pursuant to equity compensation plans not approved by security holders and such securities are aggregated in the table below.


                                                                                        Number of securities
                                                                                      remaining available for
                       Number of securities to be                                 future issuance under equity
                        issued upon exercise of        Weighted-average exercise  ompensation plans (excluding
                     outstanding options, warrants       price of outstanding         securities reflected in
                               and rights            options, warrants and rights           first column
Equity
compensation plans
not approved by
security holders              540,000                           ?                       960,000
                -----------------------------------------------------------------------------------------



Employment   Contracts,   Termination   of  Employment   and   Change-in-Control
Arrangements

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder requires our directors, executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the SEC. Based solely upon a review of such reports, we believe that all our directors, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during the last fiscal year.

                       SELECTED FINANCIAL DATA OF ROOMLINX

         You should read the following selected financial data in conjunction with RoomLinX's financial statements, including the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations of RoomLinX" included elsewhere in this proxy statement. The following selected financial data concerning RoomLinX for and as of the end of each of the years in the two-year period ended December 31, 2002, are derived from the audited financial statements of RoomLinX. The selected financial data as of September 30, 2002 and 2003 and for the nine months ended September 30, 2002 and 2003 are derived from RoomLinX's unaudited financial statements. The selected financial data is qualified in its entirety by the more detailed information and financial statements, including the notes thereto, included elsewhere in this proxy statement. The audited financial statements of RoomLinX as of December 31, 2001 and 2002 and for each of the years in the two-year period ended December 31, 2002 are included elsewhere in this proxy statement.

                                 ROOMLINX, INC.
                             SELECTED FINANCIAL DATA

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                      AND RESULTS OF OPERATIONS OF ROOMLINX

         The following Management's Discussion and Analysis of Financial Condition and Results of Operations of RoomLinX should be read in conjunction with RoomLinX's financial statements for the years ended December 31, 2001 and 2002 and the related notes included elsewhere in this proxy statement.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           OF ARC COMMUNICATIONS INC.

         The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002 and for the nine months ended September 30, 2003 give effect to (1) the ARC Sale and (2) the Merger, as if these transactions had all occurred on January 1, 2002 and January 1, 2003, respectively. The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2003, gives effect to these transactions as if they had occurred on September 30, 2003.

         The pro forma adjustments are based upon available information and certain assumptions that our management believes are reasonable under the circumstances. The pro forma financial information is not necessarily indicative of operating results or financial position that would have been achieved had the transactions been consummated on the dates indicated and should not be construed as representative of future operating results or financial position. The pro forma financial information should be read in conjunction with our annual report on Form 10-K for the fiscal year ended December 31, 2002 and our quarterly report on Form 10-Q for the quarter ended September 30, 2003, copies of which accompany this proxy statement, as well as, RoomLinX's audited financial statement for the three years ended December 31, 2002, management's discussion and analysis of financial condition and results of operations and selected financial data of RoomLinX included elsewhere in this proxy statement.

         The pro forma adjustments were applied to the respective historical financial statements to reflect and account for the ARC Sale and the Merger using the purchase method of accounting. Accordingly, __________________.



                             ARC COMMUNICATIONS INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


                                  As of September 30, 2003
                 ----------------------------------------------------------
                                         Pro Forma    Pro Forma
                                        Adjustments  Adjustments
                                        to reflect    to reflect
                                           Asset       Private    Adjusted
                   Daleen    Abiliti       Sale         Merger   Pro Forma
                 ---------- --------- -------------- ----------- ----------
                                       (In thousands)

                                   ASSETS


                  LIABILITIES AND STOCKHOLDERS' EQUITY(DEFICIT)



                             ARC COMMUNICATIONS INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                             For the Nine Months Ended September 30, 2003
                           ------------------------------------------------
                                                    Pro forma    Adjusted
                             ARC        RoomLinX   adjustments  Pro forma
                           ----------- ----------  ----------- ------------
                                 (In thousands, except per share data)


                             ARC COMMUNICATIONS INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                  For the Year Ended December 31, 2002
                             -----------------------------------------------
                                                    Pro forma    Adjusted
                                 ARC     RoomLinX  adjustments   Pro forma
                             ----------- --------- ------------ ------------
                                 (In thousands, except per share data)




                    ARC COMMUNICATIONS INC. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


         As of September 30, 2003, for the Nine Month Period then Ended,
                    And for the Year Ended December 31, 2003

         (All dollar amounts in thousands unless otherwise indicated)

               COMPARATIVE PER SHARE DATA AND DIVIDEND INFORMATION

         The following table sets forth the historical per share information of us and RoomLinX and combined per share data on an unaudited, pro forma basis after giving effect to the Merger and the ARC Sale. You should read this information in conjunction with the selected historical financial data, audited financial statements for the years ended December 31, 2001, and 2002 and the unaudited interim financial statements of RoomLinX, which are included in this proxy statement with respect to RoomLinX. Our audited financial statements for the years ended December 31, 2001 and 2002, and our unaudited interim financial statements for the nine months ended September 30, 2003 are included in our Annual Report on Form 10-K for the year ended December 31, 2002 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 which accompany this proxy statement. You should also read this information in conjunction with the unaudited pro forma condensed consolidated financial statements, including the notes thereto, which are included elsewhere in this proxy statement. The pro forma information is presented for illustrative purposes only. You should not rely on the pro forma financial information as an indication of the combined financial position or results of operations of future periods or the results that actually would have been realized had the entities been a single entity during the periods presented.

         The unaudited pro forma per share information combines the financial information of us with the financial information of RoomLinX for the nine month period ended September 30, 2003 and the year ended December 31, 2002, assuming the Merger and the ARC Sale occurred on the first day of the respective periods.

         Historical book value per common share for both companies is computed by dividing stockholders' equity (deficit) attributable to common stockholders by the number of shares of common stock outstanding at __________. Historical book value per preferred share for both companies is computed by dividing the recorded balance attributable to preferred stock by the number of shares of preferred stock outstanding at the end of the period. Our unaudited pro forma combined per share data is derived from the unaudited pro forma condensed consolidated financial statements that are included elsewhere in this proxy statement.


                                                Nine Month          Year Ended
                                                Period Ended        December 31,
                                              September 30, 2003       2002
                                             ------------------------------------
                                               (Unaudited)
    ARC Historical Per Share
    Data:
     Basic and diluted  net loss
     per common  share
     Book value  (deficiency)
     per common share
     Book value (deficiency)
     per preferred share
    RoomLinX Historical Per Share
    Data:
     Basic and diluted  net loss
     per common  share
     Book value  (deficiency)
     per common share
     Book value (deficiency)
     per preferred share
    ARC Pro Forma Combined:
     Basic and diluted net loss
     per common share
     Book value per

         Our common stock trades on the OTC-Bulletin Board under the symbol "ACOC". Our Class A Preferred Stock trades on the OTC-Bulletin Board under the symbol "ACOCP". For the periods indicated, the following table sets forth the high and low bid quotations for our common stock and Class A Preferred Stock as reported by the National Quotation Bureau, Inc. The quotations represent inter-dealer quotations without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

High and Low Stock Prices


ACOC

                                                  High Bid    Low Bid
                                                  --------    -------
           Fiscal 2001
           First Quarter
             (ended MARCh 31, 2001)
           Second Quarter
             (ended June 30, 2001)
           Third Quarter
             (ended September 30, 2001)
           Fourth Quarter
             (ended December 31, 2001)
           Fiscal 2002
           First Quarter
             (ended MARCh 31, 2002)
           Second Quarter
             (ended June 30, 2002)
           Third Quarter
             (ended September 30, 2002)
           Fourth Quarter
             (ended December 31, 2002)
           Fiscal 2003
           First Quarter
             (ended MARCh 31, 2003)
           Second Quarter
             (ended June 30, 2003)
           Third Quarter
             (ended September 30, 2003)
           Fourth Quarter
             (through December __, 2003)


ACOCP

                                                  High Bid    Low Bid
                                                  --------    -------
           Fiscal 2001
           First Quarter
             (ended MARCh 31, 2001)
           Second Quarter
             (ended June 30, 2001)
           Third Quarter
             (ended September 30, 2001)
           Fourth Quarter
             (ended December 31, 2001)
           Fiscal 2002
           First Quarter
             (ended MARCh 31, 2002)
           Second Quarter
             (ended June 30, 2002)
           Third Quarter
             (ended September 30, 2002)
           Fourth Quarter
             (ended December 31, 2002)
           Fiscal 2003
           First Quarter
             (ended MARCh 31, 2003)
           Second Quarter
             (ended June 30, 2003)
           Third Quarter
             (ended September 30, 2003)
           Fourth Quarter
             (through December __, 2003)

         The closing bid for our common stock on OTB-Bulletin Board on ________, 2003, the last trading day prior to the public announcement of the Merger and the ARC Sale, was $___ per share, and on December __, 2003, was $___. The closing bid for our Class A Preferred Stock on OTB-Bulletin Board on ________, 2003, the last trading day prior to the public announcement of the Merger and the ARC Sale, was $___ per share, and on December __, 2003, was $___. As of February __, 2004, the record date, there were ___ stockholders of record who held shares of our common stock and 6 stockholders of record who owned shares of our Class A Preferred Stock. Since our inception, we have not paid any cash dividends on our stock. There are no restrictions currently in effect which preclude us from declaring dividends. However, dividends may not be paid on our common stock while there are accrued but unpaid dividends on the Class A Preferred Stock (9% Cumulative, Convertible, Redeemable Preferred Stock). As of December 31, 2002 accrued but unpaid preferred stock dividends aggregated $30,000.00. We intend to retain all available funds and any future earnings for use in the operation and expansion of our business and do not anticipate declaring or paying any cash dividends on our stock in the foreseeable future.

      No active trading or public market exists for RoomLinX common stock. The shares of RoomLinX common stock are not listed on any exchange and are not traded in the over-the-counter market. As of February __, 2004, the record date, there were __ stockholders of record who held shares of RoomLinX common stock. RoomLinX has never paid any cash dividends on its common stock, and anticipates that for the foreseeable future it will continue to retain any earnings for use in the operation of its business.

                                  OTHER MATTERS


Annual Report on Form 10-K and Quarterly Report on Form 10-Q

         Our annual report on Form 10-K for the fiscal year ended December 31, 2002, and our quarterly report on Form 10-Q for the quarter ended September 30, 2003, as filed with the SEC, except exhibits thereto, accompanies this proxy statement. Our annual and quarterly reports, and the information contained therein, are incorporated herein by reference. These documents contain important business and financial information about ARC, including the audited financial statements contained in our annual report. We will provide copies of the exhibits, should they be requested by eligible stockholders, and we may impose a reasonable fee for providing such exhibits. Request for additional copies of our annual report on Form 10-K or our quarterly report on Form 10-Q should be mailed to:

                             ARC Communications Inc.
                              733 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724
               Attention: Peter A. Bordes, Chief Executive Officer

Proposals Intended to be Presented at the Next Annual Meeting

         Rules of the SEC and our bylaws require that any proposal by a stockholder for consideration at the 2004 Annual Meeting of Stockholders must be received by us no later than ________, if any such proposal is to be eligible for inclusion in our proxy materials for, and to be presented for consideration at, our 2004 Annual Meeting. Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

Other Matters

         Our board of directors knows of no other matters to be brought before the special meeting. However, if any other matters arise, your signed proxy card gives authority to __________________ to vote on those matters at their discretion. If you decide to attend the special meeting, you may revoke your proxy at any time before it is voted.

Expenses of Solicitation

         We will bear the cost of solicitation of proxies. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more of our employees. We also will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of our series F preferred stock and our common stock.

                    INCORPORATION OF INFORMATION BY REFERENCE

         This proxy statement is accompanied by our annual report on Form 10-K for the year ended December 31, 2002 and quarterly report on Form 10-Q for the period ended September 30, 2003. The annual report on Form 10-K and quarterly report on Form 10-Q are incorporated by reference into this proxy statement and considered a part of this document.


                                    By Order of the Board of Directors,
                                           {-s- Peter Bordes}

                                             Peter Bordes
                                    Chairman and Chief Executive Officer


Tinton Falls, New Jersey
February __, 2004

                                    Annex A

================================================================================


                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                 ROOMLINX, INC.,

                             ARC COMMUNICATIONS INC.

                                       AND

                              RL ACQUISITION, INC.

                             DATED: DECEMBER 8, 2003


================================================================================

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "AGREEMENT"), dated as of December 8, 2003, is made and entered into by and among ROOMLINX, INC., a Nevada corporation ("ROOMLINX"), ARC COMMUNICATIONS INC., a New Jersey corporation ("ARC"), and RL ACQUISITION, INC., a Nevada corporation and wholly-owned subsidiary of ARC ("RL").

                                   BACKGROUND

         WHEREAS, RoomLinX is engaged in the business of providing wireless high-speed Internet network solutions to the hospitality industry, including, without limitation, conference centers and hotels (the "BUSINESS");

         WHEREAS, the parties hereto desire to effect the merger of RoomLinX with and into RL, with RL as the surviving entity, which shall be wholly-owned by ARC (the "INITIAL MERGER"), and, immediately thereafter, to effect the merger of RL with and into ARC or ARC with and into RL (the "MERGER"); and

         WHEREAS, the respective Boards of Directors of RoomLinX, ARC and RL have determined that the Initial Merger and the Merger is fair to, and in the best interests of, their respective stockholders, have approved and adopted this Agreement and each of the Related Agreements (as hereinafter defined) to which it is a party and each of the transactions contemplated hereby and thereby and, in the case of ARC and RL, have resolved to declare this Agreement and the Related Agreements advisable and to recommend to their respective stockholders that they approve this Agreement and the Related Agreements and the transactions contemplated hereby and thereby, including the Initial Merger and the Merger, upon the terms and subject to the conditions more fully set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE 1

                         THE MERGER AND RELATED MATTERS

         SECTION 1.1 THE MERGER. Subject to the terms and conditions of this Agreement, Articles of Merger (each a "CERTIFICATE OF MERGER") duly executed and acknowledged shall be filed in the offices of the Secretary of State of the States of Nevada and New Jersey, as necessary, on the Closing Date (as defined in Article 5) or as soon as practicable thereafter. The Initial Merger shall become effective upon the filing of a Certificate of Merger in the State of Nevada (the "INITIAL EFFECTIVE TIME"). At the Initial Effective Time, RoomLinX shall be merged with and into RL, and, RL shall continue as the surviving corporation under the laws of the State of Nevada. The Merger shall become effective upon the filing of a Certificate of Merger in the States of Nevada and New Jersey (the "EFFECTIVE TIME"). At the Effective Time, RL shall be merger with and into ARC or ARC shall be merged with and into RL and, RL or ARC, as the case may be, shall continue as the surviving corporation under the laws of the State of Nevada, in the case of RL as the surviving corporation, or the State of New Jersey, in the case of ARC as the surviving corporation (such continuing corporation sometimes hereinafter referred to as the "SURVIVING CORPORATION"). For federal income tax purposes, each of the Initial Merger and the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

         SECTION 1.2 EFFECT OF MERGER.

                  (a) At the Initial Effective Time, the effect of the Initial Merger shall be as provided in the applicable provisions of the laws of the State of Nevada. Except as herein specifically set forth, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of RL shall continue unaffected and unimpaired by the Initial Merger and the corporate franchises, existence and rights of RoomLinX shall be merged with and into RL, and RL, as the surviving corporation, shall be fully vested therewith. At the Effective Time, the separate existence of RoomLinX shall cease and, in accordance with the terms of this Agreement, RL shall possess all the rights, privileges, immunities and franchises, of a public, as well as of a private, nature, and all property, real, personal and mixed, and all debts due on whatever account, and all taxes, including those due and owing and those accrued, and all other choses in action, and all and every other interest of or belonging to or due to RoomLinX and RL shall be taken and deemed to be transferred to, and vested in, RL without further act or deed; and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter effectually the property of RL as they were of RoomLinX and RL. Except as otherwise provided herein, RL shall thenceforth be responsible and liable for all the liabilities and obligations of RoomLinX and RL and any claim existing, or action or proceeding pending, by or against RoomLinX or RL may be prosecuted as if the Initial Merger had not taken place, and RL may be substituted in their place. Except as set forth herein, neither the rights of creditors nor any liens upon the property of RoomLinX or RL shall be impaired by the Initial Merger, and all debts, liabilities and duties of RoomLinX and RL shall attach to RL, and may be enforced against RL to the same extent as if said debts, liabilities and duties had been incurred or contracted by RL.

                  (b) At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the laws of the States of Nevada and New Jersey, as applicable. Except as herein specifically set forth, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of ARC or RL, as the case may be, shall continue unaffected and unimpaired by the Merger and the corporate franchises, existence and rights of ARC or RL, as the case may be, shall be merged with and into the Surviving Corporation and the Surviving Corporation shall be fully vested therewith. At the Effective Time, the separate existence of ARC or RL, as the case may be, shall cease and, in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public, as well as of a private, nature, and all property, real, personal and mixed, and all debts due on whatever account, and all taxes, including those due and owing and those accrued, and all other choses in action, and all and every other interest of or belonging to or due to ARC or RL shall be taken and deemed to be transferred to, and vested in, the Surviving Corporation without further act or deed; and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of ARC and RL. Except as otherwise provided herein, the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of ARC and RL and any claim existing, or action or proceeding pending, by or against ARC or RL may be prosecuted as if the Merger had not taken place, and the Surviving Corporation may be substituted in their place. Except as set forth herein, neither the rights of creditors nor any liens upon the property of ARC or RL shall be impaired by the Merger, and all debts, liabilities and duties of ARC and RL shall attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.

         SECTION 1.3 ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION. The articles of incorporation of ARC, as amended immediately prior to the Closing, shall be the articles of incorporation of the Surviving Corporation.

         SECTION 1.4 BY-LAWS OF THE SURVIVING CORPORATION. The bylaws of ARC, as in effect immediately prior to the Closing, shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law.

         SECTION 1.5 DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. At the Effective Time, each of the directors and officers of RL and ARC immediately prior to the Effective Time shall resign or be removed from office and concurrently therewith the directors of the Surviving Corporation shall be comprised of two directors designated by RoomLinX (the "ROOMLINX DESIGNEES"), one director designated by ARC (the "ARC DESIGNEE") and two directors designated by the RoomLinX Designees and the ARC Designee, such directors to hold office, subject to the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation, until the next annual stockholders' meeting of the Surviving Corporation and until their respective successors shall be duly elected or appointed and qualified. Within twelve (12) months of the execution of this Agreement, Mr. Peter Bordes or his designee and Mr. Herbert Hunt or his designee shall have the right to mutually designate the Chief Executive Officer of the Surviving Corporation. At the Effective Time, the other officers of the Surviving Corporation, subject to the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation, shall be as designated by the Board of Directors of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

         SECTION 1.6 MANNER OF CONVERSION. As of the Effective Time:

         (a) all of the shares of common stock, par value $.001 per share, of RoomLinX which are issued and outstanding immediately prior to the Initial Effective Time (the "ROOMLINX SHARES"), by virtue of the Initial Merger and the Merger and without any action on the part of the holder thereof, automatically shall be deemed to represent the right to receive the merger consideration, as provided in Section 1.7 hereof, and all of the outstanding options, convertible debentures and warrants of RoomLinX shall be canceled, extinguished or converted into the right to receive ARC Common Stock as provided in Section 1.7, other than up to $30,000 of convertible debentures of RoomLinX (the "PERMITTED DEBT") which shall be converted into indebtedness of ARC, the principal amount of which shall be convertible into shares of common stock, par value $.001 per share, of ARC (the "ARC COMMON STOCK") at a conversion price of $.20 per share, with such indebtedness having a maturity date of not less than eighteen (18) months from the Closing Date;

         (b) all RoomLinX Shares which are held by RoomLinX as treasury stock shall be canceled and retired and no consideration shall be delivered or paid in exchange therefore; and

         (c) each share of the capital stock of RL shall be canceled and in exchange therefore, one (1) share of RoomLinX shall be issued to ARC, which share of RoomLinX shall constitute all of the issued and outstanding shares of capital stock of RoomLinX.

         SECTION 1.7 MERGER CONSIDERATION. At the Effective Time, RoomLinX Shares, other than RoomLinX Shares held in treasury (which shall be canceled pursuant to Section 1.6(b) above), by virtue of the Merger and without any action on the part of the holders thereof (the "ROOMLINX STOCKHOLDERS"), automatically shall be canceled and extinguished and converted into the right to receive (a) three (3) shares of ARC Common Stock for each one (1) share of ARC Common Stock outstanding at the Effective Time (the "ARC MERGER SHARES"; provided that 10,000,000 ARC Merger Shares shall immediately be deposited in escrow for a period of six (6) months from the Closing Date to secure the indemnification obligations of RoomLinX set forth herein, in accordance with the terms of an escrow agreement to be executed by the parties on the Closing Date (the "ESCROW AGREEMENT"), and (b) options and/or warrants to purchase the greater of (A) 8,000,000 shares of ARC Common Stock or (B) three (3) shares of ARC Common Stock for each (1) option or warrant outstanding to purchase ARC Common Stock at the Effective Time provided that such options and/or warrants shall have an exercise price of not less than $.20 per share, shall not be entitled to "cashless" exercise provisions and shall be exercised within two (2) years of the Closing Date. At the Effective Time, the RoomLinX Stockholders shall deliver stock certificates representing all of the issued and outstanding RoomLinX Shares to ARC and ARC shall (x) issue to the RoomLinX Stockholders in exchange therefor stock certificates representing the ARC Merger Shares, 10,000,000 of which shall be delivered to the escrow agent in accordance with the Escrow Agreement, and (y) authorize the issuance of the options and/or warrants referred to above. In determining the number of shares of ARC Common Stock or the number of options or warrants to purchase ARC Common Stock to be issued pursuant to this Section 1.7, the shares of ARC Common Stock and options to purchase shares of ARC Common Stock to be issued to Alliance Advisors, Roccus Capital Partners, Mr. Peter Bordes and Rodman and Renshaw, or their designees, as provided in Section 6(n) hereof, shall not be deemed to be outstanding on the Effective Date.

         SECTION 1.8 ADJUSTMENTS TO MERGER CONSIDERATION.

                  (a) If, prior to the Effective Time, the outstanding shares of ARC Common Stock shall be changed into a greater number of shares or a different class of stock by reason of any reclassification, recapitalization, exchange of shares, stock split, or otherwise, the number of ARC Merger Shares to be received by the RoomLinX Stockholders hereunder shall be likewise adjusted to reflect the changed number or classification of ARC Merger Shares.

                  (b) If, prior to the Effective Time, ARC raises greater than $500,000 in a private placement of ARC securities, the parties agree that the merger consideration shall be adjusted to reflect the additional issued and outstanding ARC securities.

                  (c) If, prior to the Effective Time, RoomLinX raises in excess of $400,000 in a private placement of RoomLinX securities, the parties agree that the merger consideration shall be adjusted to reflect the additional number of issued and outstanding RoomLinX securities.

         SECTION 1.9 RESTRICTIONS ON TRANSFERS. RoomLinX acknowledges that: (a) the ARC Merger Shares to be issued to the RoomLinX Stockholders hereunder are unregistered and may be required to be held indefinitely unless they are subsequently registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereto (the "SECURITIES ACT"), or an exemption from such registration is available; (b) the ARC Merger Shares may not be offered, sold, pledged, hypothecated or otherwise disposed of unless such offer, sale pledge, hypothecation or other disposition (i) is registered under the Securities Act, or (ii) does not violate the Securities Act, and (c) the certificates representing the ARC Merger Shares shall bear a legend to the effect of (a) and (b) above.

         SECTION 1.10 APPRAISAL RIGHTS. Notwithstanding any provision of this Agreement to the contrary, the RoomLinX Shares (the "DISSENTING SHARES") that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Sections 92A.300 to 92A.500 of Nevada Law (the "DISSENTING STOCKHOLDERS") will not be converted into or be exchangeable for the right to receive ARC Merger Shares, unless and until such holders have failed to perfect or have effectively withdrawn or lost their rights to appraisal under Nevada Law. RoomLinX will give ARC (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any RoomLinX Shares, attempted withdrawals of any such demands and any other instruments served pursuant to Nevada Law and received by RoomLinX relating to stockholders' rights of appraisal, and (ii) will keep ARC informed of the status of all negotiations and proceedings with respect to demands for appraisal under Nevada Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the RoomLinX Shares held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive ARC Merger Shares pursuant to Section 1.7 of this Agreement.

                                   ARTICLE 2

                   REPRESENTATIONS AND WARRANTIES OF ROOMLINX

         RoomLinX represents and warrants to RL and ARC that:

         SECTION 2.1 ORGANIZATION. RoomLinX is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite legal right, power and authority (corporate or other) to own or hold under lease the property it purports to own or hold under lease and to carry on the Business. RoomLinX is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of the Business or its ownership or leasing of property requires such qualification.

         SECTION 2.2 SUBSIDIARIES. RoomLinX has no subsidiaries and RoomLinX does not own of record or beneficially, directly or indirectly, (i) any share of capital stock or securities convertible into capital stock of any other corporation, (ii) any participating interest or equity interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise, or (iii) control, directly or indirectly, any other entity.

         SECTION 2.3 PENDING CLAIMS.

(a) There is no litigation, suit, action, claim, arbitration, administrative or legal or other proceeding, or governmental investigation pending or, to RoomLinX's knowledge threatened, against RoomLinX and there are no unasserted claims possible of assertion of which RoomLinX has notice or knowledge;

(b) There are no audits by a governmental authority, claims for unpaid taxes of any kind, or other similar actions, proceedings or disputes pending or, to RoomLinX's knowledge, threatened against or affecting RoomLinX or the Business;

(c) There are no unpaid judgments of any kind against RoomLinX relating to RoomLinX or the Business; and

(d) RoomLinX has not been charged with or, to its knowledge threatened, with a charge or violation or, to its knowledge, is it under investigation with respect to any alleged violation of any provision of any federal, state, local or foreign law or administrative ruling or regulation relating to RoomLinX or any aspect of the Business.

         SECTION 2.4 TITLE TO ASSETS. RoomLinX is the sole and exclusive owner of, and has good and marketable title to, all of its assets, rights, properties, claims, contracts and businesses of every kind, nature, character and description, tangible and intangible, personal, real or mixed, wherever located (collectively, "ASSETS"), free and clear of all liens, mortgages, pledges, claims, encumbrances, security interests, covenants, easements, rights of way, equities, options, rights of first refusal, assessments, defects in title, encroachments, charges or any other burden or restriction of any kind or nature (collectively, "LIENS"); and no other person, firm or corporation has or will have on the Closing Date (as hereinafter defined) any interest whatsoever in any of its Assets.

         SECTION 2.5 AUTHORITY AND ENFORCEABILITY. Except for the approval of the RoomLinX Stockholders, which shall be sought promptly after execution and delivery of this Agreement, RoomLinX has the full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and each of the other agreements to be entered into in connection with the transactions contemplated herein (the "RELATED Agreements"). The execution, delivery and performance by RoomLinX of this Agreement, the Related Agreements and any other agreements contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of RoomLinX. No other corporate or stockholder action is necessary for the authorization, execution, delivery and performance by RoomLinX of this Agreement, the Related Agreements and any other agreements between the parties contemplated hereby and the consummation by RoomLinX of the transactions contemplated hereby or thereby, including the Merger. This Agreement and each Related Agreement have been duly executed and delivered by RoomLinX and constitute the legal, valid and binding obligations of RoomLinX, enforceable against it in accordance with its terms.

         SECTION 2.6 NO BREACH OR VIOLATION. The execution, delivery and performance of this Agreement, the Related Agreements and any other agreements contemplated hereby and thereby between the parties hereto by RoomLinX and the consummation of the transactions contemplated hereby and thereby will not (a) result in or constitute a breach or an event that, with or without notice or the passing of time or both, would be a default, breach or other violation of the articles of incorporation or bylaws of RoomLinX; (b) violate (with or without the giving of notice or the passing of time or both), or require any consent, approval, filing or notice under, any provision of any law, rule or regulation, court or administrative order, writ, judgment or decree applicable to RoomLinX, the Business or any of its Assets; and (c) with or without the giving of notice or the passing of time or both (i) violate or conflict with, or result in the breach, suspension or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of RoomLinX under, or (ii) result in the creation of any Liens upon all or any portion of the properties or the Assets of RoomLinX or the Business pursuant to, the articles of incorporation or bylaws of RoomLinX, or any indenture, mortgage, deed of trust, lease, agreement, contract or instrument to which RoomLinX is a party or by which RoomLinX, its Assets or the Business is bound.

         SECTION 2.7 CORPORATE DOCUMENTS. RoomLinX has furnished to ARC for its examination true and correct copies of the articles of incorporation, bylaws and minute books of RoomLinX.

         SECTION 2.8 CAPITALIZATION. As of the date hereof, the authorized capital stock of RoomLinX consists of 200,000,000 shares of common stock, par value $.001 per share, of which 14,426,963 shares are validly issued and outstanding, fully paid and non-assessable. Except as set forth on Schedule 2.8, RoomLinX has no options, warrants, equity securities, calls, rights (including preemptive rights), commitments or agreements of any character to which it is a party or by which it is bound, obligating it to issue, deliver or sell, or cause to be issued, delivered or sold, or to repurchase, redeem or otherwise acquire, or to cause the repurchase, redemption or acquisition, of any shares of capital stock of RoomLinX or obligating it to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement, or any other obligation to make any other distribution in respect thereof. All of the outstanding securities of RoomLinX were issued in compliance with all applicable Federal and state securities laws. There are no voting trusts or agreements, shareholder agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of RoomLinX (whether or not RoomLinX is a party thereto). RoomLinX does not hold any shares of capital stock in its treasury.

         SECTION 2.9 CONDUCT OF BUSINESS. From the date of this Agreement until the Closing, RoomLinX shall operate the Business in the ordinary course and in a commercially reasonable manner and will make all reasonably necessary efforts to preserve intact the Business, its relationships with third parties, the goodwill it has accrued and the services of its existing officers, employees, and directors.

         SECTION 2.10 FINANCIAL STATEMENTS. RoomLinX has previously furnished to ARC the following financial statements of RoomLinX, copies of which are attached on Schedule 2.10: (a) audited financial statements consisting of balance sheets, statements of income, statements of retained earnings and statements of cash flows for each of the two most recently completed fiscal years (the "AUDITED
ROOMLINX FINANCIALS") and (b) unaudited financial statements consisting of a balance sheet (the "INTERIM ROOMLINX BALANCE SHEET") and income statement as of and for the nine (9) months ended September 30, 2003 (the "UNAUDITED ROOMLINX FINANCIALS" and together with the Audited RoomLinX Financials, the "ROOMLINX FINANCIAL STATEMENTS"). All RoomLinX Financial Statements (a) have been prepared from the books and records of RoomLinX and its subsidiaries, if any, (b) have been prepared in accordance with GAAP, consistently applied, throughout the periods involved (except as disclosed therein and other adjustments disclosed therein, and, in the case of the Unaudited RoomLinX Financials, the absence of footnotes and subject to normal year-end adjustments which will not be material) and (c) present fairly in all material respects the financial condition of RoomLinX as of such date and the results of its operations for the calendar year or nine-month period then ended.

         SECTION 2.11 NO UNDISCLOSED LIABILITIES. Except as specifically described in the RoomLinX Financial Statements or as set forth on Schedule 2.11, RoomLinx has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the RoomLinX Financial Statements. RoomLinX does not know of any material liability of any nature, direct or indirect, contingent or otherwise, or in any amount, not adequately reflected or reserved against in the Interim RoomLinX Balance Sheet.

         SECTION  2.12  TRANSACTIONS  WITH  AFFILIATES.  Except  as set forth on
Schedule 2.12, no current holder of ten (10%) percent or more of any class of capital stock of RoomLinX nor any director, officer or employee of RoomLinX, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has an interest or is an officer, director, trustee, partner or holder of any equity interest (each, an "AFFILIATE"), is a party to any transaction with RoomLinX, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, loaning of money to, rental of real or personal property from or otherwise requiring payments to any such person or firm. None of the officers, directors or key employees of RoomLinX or their Affiliates owns, directly or indirectly, individually or collectively, a material interest in any entity which is a competitor, customer or supplier of RoomLinX.

         SECTION 2.13 SECURITIES AND EXCHANGE COMMISSION FILINGS. The RoomLinX Financial Statements and other information relating to RoomLinX furnished in writing by RoomLinX to ARC for inclusion in the Proxy Statement or Information Statement (each as hereinafter defined) at the time of the mailing of the Proxy Statement or Information Statement to ARC's stockholders will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

         SECTION 2.14 NO MATERIAL MISSTATEMENT OR OMISSION OF MATERIAL FACT. This Agreement (including the Schedules and Exhibits to this Agreement), the Related Agreements and all other certificates, instruments and documents executed in connection herewith and therewith are true, complete and correct in all material respects. Neither this Agreement nor any Schedule or Exhibit to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

         SECTION 2.15 NO MATERIAL ADVERSE CHANGE. Since September 30, 2003, there has not occurred any material adverse change, event or effect in the financial condition, results of operation, assets (including, without limitation, intangible assets), liabilities or business of RoomLinX and its subsidiaries, if any, taken as a whole, or any change that would prevent or materially delay consummation of the transactions contemplated under this Agreement, including, the Merger, or otherwise prevent RoomLinX from performing its obligations under this Agreement and the Related Agreements ("ROOMLINX MATERIAL ADVERSE CHANGE").

                                   ARTICLE 3

                  ARC'S AND RL'S REPRESENTATIONS AND WARRANTIES

         ARC and RL each represent and warrant to RoomLinX that:

         SECTION 3.1 ORGANIZATION. ARC is a corporation duly organized, existing and in good standing under the laws of the State of New Jersey, with all requisite legal right, power and authority (corporate or other) to own or hold under lease the property it purports to own or hold under lease and to carry on its business. ARC is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification. RL is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

         SECTION 3.2 SUBSIDIARIES. Other than RL, ARC has no subsidiaries and ARC does not own of record or beneficially, directly or indirectly, (i) any share of capital stock or securities convertible into capital stock of any other corporation, (ii) any participating interest or equity interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise, or (iii) control, directly or indirectly, any other entity. RL has no subsidiaries and RL does not own of record or beneficially, directly or indirectly, (i) any share of capital stock or securities convertible into capital stock of any other corporation, (ii) any participating interest or equity interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise, or (iii) control, directly or indirectly, any other entity.

         SECTION 3.3 PENDING CLAIMS.

         (a) There is no litigation, suit, action, claim, arbitration, administrative or legal or other proceeding, or governmental investigation pending or, to ARC's or RL's knowledge threatened, against ARC or RL, respectively, and there are no unasserted claims possible of assertion of which ARC or RL has notice or knowledge;

         (b) There are no audits by a governmental authority, claims for unpaid taxes of any kind, or other similar actions, proceedings or disputes pending or, to ARC's or RL's knowledge, threatened against or affecting either of them or their respective businesses;

         (c) There are no unpaid judgments of any kind against ARC or RL relating to either of them or their respective businesses; and

         (d) Neither ARC nor RL has been charged with or, to the knowledge of either of them threatened, with a charge or violation or, to the knowledge of either of them, is either under investigation with respect to any alleged violation of any provision of any federal, state, local or foreign law or administrative ruling or regulation relating to any aspect of either of them or their respective businesses.

         SECTION 3.4 TITLE TO ASSETS. Each of ARC and RL is the sole and exclusive owner of, and has good and marketable title to, all of its respective Assets, free and clear of all Liens; and no other person, firm or corporation has or will have on the Closing Date any interest whatsoever in any of such Assets.

         SECTION 3.5 AUTHORIZATION AND ENFORCEABILITY. Except for the approval of the stockholders of ARC, which shall be sought promptly after the execution and delivery of this Agreement, each of ARC and RL has the full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and the Related Agreements, and no other corporate or stockholder action is necessary for the authorization, execution, delivery and performance by each of ARC and RL of this Agreement, the Related Agreements and any other agreements between the parties contemplated hereby and the consummation by each of ARC and RL of the transactions contemplated hereby or thereby, including the Merger. The execution, delivery and performance by each of ARC and RL of this Agreement, the Related Agreements and any other agreements contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of each of ARC and RL, and ARC as the sole stockholder of RL. This Agreement and each Related Agreement have been duly executed and delivered by each of ARC and RL and constitute the legal, valid and binding obligations of each of ARC and RL, enforceable against each of ARC and RL in accordance with its respective terms.

         SECTION 3.6 NO BREACH OR VIOLATION. The execution, delivery and performance of this Agreement, the Related Agreements and any other agreements contemplated hereby and thereby between the parties hereto by each of ARC and RL and the consummation of the transactions contemplated hereby and thereby will not (a) result in or constitute a breach or an event that, with or without notice or the passing of time or both, would be a default, breach or other violation of the articles of incorporation or bylaws of ARC or RL; (b) violate (with or without the giving of notice or the passing of time or both), or require any consent, approval, filing or notice under, any provision of any law, rule or regulation, court or administrative order, writ, judgment or decree applicable to ARC or RL, their respective businesses or their respective Assets; and (c) with or without the giving of notice or the passing of time or both (i) violate or conflict with, or result in the breach, suspension or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of ARC or RL under, or (ii) result in the creation of any Liens upon all or any portion of the properties or Assets of ARC or RL or their respective businesses pursuant to, the articles of incorporation or bylaws of ARC or RL, or any indenture, mortgage, deed of trust, lease, agreement, contract or instrument to which ARC or RL is a party or by which ARC or RL, their respective Assets or their respective businesses is bound.

         SECTION 3.7 CORPORATE DOCUMENTS. ARC and RL have furnished to RoomLinX for its examination true and correct copies of their articles of incorporation, bylaws and minute books.

         SECTION 3.8 SEC FILINGS. Each of the documents filed by ARC with the Securities and Exchange Commission ("SEC") (including all financial statements included therein) (the "SEC FILINGS") at the time of filing thereof conformed with the requirements of the Securities Act, and none of the SEC Filings at the time of filing thereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         SECTION 3.9 CAPITALIZATION.

         (a) As of the date hereof, the authorized capital stock of ARC consists of 5,000,000 shares of preferred stock, par value $.20 per share, of which 720,000 shares are validly issued and outstanding, fully paid and non-assessable, and 45,000,000 shares of ARC Common Stock, of which 14,984,459 shares were validly issued and outstanding, fully paid and non-assessable on November 12, 2003. Except as set forth in the SEC Filings, ARC has no options, warrants, equity securities, calls, rights (including preemptive rights), commitments or agreements of any character to which ARC is a party or by which it is bound, obligating it to issue, deliver or sell, or cause to be issued, delivered or sold, or to repurchase, redeem or otherwise acquire, or to cause the repurchase, redemption or acquisition, of any shares of capital stock of ARC or obligating it to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement, or any other obligation to make any other distribution in respect thereof. All of the outstanding securities of ARC were issued in compliance with all applicable Federal and state securities laws. There are no voting trusts or agreements, shareholder agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of ARC (whether or not ARC is a party thereto). The ARC Merger Shares, when issued and delivered to the RoomLinX Stockholders in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, and issued in compliance with all applicable Federal and state securities laws, including compliance with Regulation S promulgated under the Securities Act with respect to the non-U.S. RoomLinX Stockholders.

         (b) As of the date hereof, the authorized capital stock of RL consists of 100 shares of common stock, par value $.01 per share, of which 100 shares are validly issued and outstanding, fully paid and non-assessable, all of which are owned by ARC.

         SECTION 3.10 CONDUCT OF BUSINESS. Except as expressly contemplated by this Agreement, from the date of this Agreement until the Closing, ARC shall operate its business in the ordinary course and in a commercially reasonable manner and will make all reasonably necessary efforts to preserve intact its business and its relationships with third parties, the goodwill it has accrued and the services of its existing officers, employees and directors. Notwithstanding the foregoing, the parties acknowledge that it is the intention of ARC to transfer the existing ARC business model and any and all Assets of ARC, including any intangible assets associated with the existing ARC business model, either by a sale of stock or sale of assets, in accordance with a transaction approved by the ARC Board of Directors (the "ARC SALE").

         SECTION 3.11 FINANCIAL  STATEMENTS.  ARC has previously  filed with the
SEC: (a) audited financial statements consisting of balance sheets, statements of income, statements of retained earnings and statements of cash flows for each of the two most recently completed fiscal years (the "AUDITED ARC FINANCIALS") and (b) unaudited financial statements consisting of a balance sheet (the "INTERIM ARC BALANCE SHEET") and income statement as of and for the nine (9) months ended September 30, 2003 (the "UNAUDITED ARC FINANCIALS" and together with the Audited ARC Financials, the "ARC FINANCIAL STATEMENTS"). All ARC Financial Statements (a) have been prepared from the books and records of ARC
(b) have been prepared in accordance with GAAP, consistently applied, throughout the periods involved (except as disclosed therein and other adjustments disclosed therein, and, in the case of the Unaudited ARC Financials, the absence of footnotes and subject to normal year-end adjustments which will not be material) and (c) present fairly in all material respects the financial condition of ARC as of such date and the results of its operations for the calendar year or nine-month period then ended.

         SECTION 3.12 NO UNDISCLOSED LIABILITIES. Except as specifically described in the ARC Financial Statements or as set forth on Schedule 3.11, each of ARC and RL has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the ARC Financial Statements. Neither ARC nor RL knows of any material liability of any nature, direct or indirect, contingent or otherwise, or in any amount, not adequately reflected or reserved against in the Interim ARC Balance Sheet.

         SECTION 3.13 TRANSACTIONS WITH AFFILIATES. Except as set forth in the SEC Filings, no Affiliate of ARC or RL, is a party to any transaction with ARC or RL, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, loaning of money to, rental of real or personal property from or otherwise requiring payments to any such person or firm. None of the officers, directors or key employees of ARC or RL or their Affiliates owns, directly or indirectly, individually or collectively, a material interest in any entity which is a competitor, customer or supplier of ARC or RL.

         SECTION 3.14 SECURITIES AND EXCHANGE COMMISSION FILINGS. The ARC Financial Statements and other information relating to ARC and RL in the Proxy Statement or Information Statement (other than the RoomLinX Financial Statements and other information related to RoomLinX furnished to ARC for inclusion therein) at the time of the mailing of the Proxy Statement or Information Statement to ARC's stockholders will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

         SECTION 3.15 NO MATERIAL MISSTATEMENT OR OMISSION OF MATERIAL FACT. This Agreement (including the Schedules and Exhibits to this Agreement), the Related Agreements and all other certificates, instruments and documents executed in connection herewith and therewith are true, complete and correct in all material respects. Neither this Agreement nor any Schedule or Exhibit to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

         SECTION 3.16 NO MATERIAL ADVERSE CHANGE. Since September 30, 2003, there has not occurred any material adverse change, event or effect in the financial condition, results of operation, assets (including, without limitation, intangible assets), liabilities or business of ARC or RL, taken as a whole, or any change that would prevent or materially delay consummation of the transactions contemplated under this Agreement, including, the Merger, or otherwise prevent ARC or RL from performing its obligations under this Agreement and the Related Agreements ("ARC-RL MATERIAL ADVERSE CHANGE")

                                    ARTICLE 4

                CONDUCT AND TRANSACTIONS PRIOR TO EFFECTIVE TIME

                  (a) As soon as practicable after the execution and delivery of this Agreement, ARC and RoomLinX, in conjunction with their respective counsel, shall prepare and file with the SEC, either (i) a Proxy Statement pursuant to Regulation 14A ("PROXY STATEMENT") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or (ii) in the event that ARC obtains the requisite approval from its stockholders without the necessity of a special meeting of stockholders, an Information Statement pursuant to Regulation 14C ("INFORMATION STATEMENT") under the Exchange Act, and shall use their commercially reasonable best efforts to cause the Proxy Statement to be "cleared" by the SEC, and to cause the Proxy Statement or the Information Statement to be mailed to all holders of ARC Common Stock.

                  (b) RoomLinX shall (i) cooperate in the preparation and filing of the Proxy Statement, Information Statement or other filing required to be made with the SEC under the Securities Act or the Exchange Act in connection with the transactions contemplated in this Agreement and the Related Agreements, including the Merger, and (ii) provide all material reasonably requested by ARC (including all financial statements of RoomLinX, financial information and other information) for inclusion in the Proxy Statement, Information Statement or other required SEC filing.

                  (c) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except as expressly contemplated by this Agreement, each of RoomLinX and ARC shall carry on its business in the usual, regular and ordinary course and use all commercially reasonable efforts to preserve intact its present business organization and preserve its relationships with third parties and others having business dealings with it, with the objective that its goodwill and ongoing business shall be unimpaired at the Effective Time. ARC shall continue to make all required filings in accordance with the Securities Act and the Exchange Act. Each party shall promptly notify the other parties of any event or occurrence not in the ordinary course of business which comes to its attention and which has caused, or could reasonably be expected to cause, an ARC-RL Material Adverse Change or a RoomLinX Material Adverse Change.

                  (d) Except as expressly contemplated by this Agreement, each of ARC and RL shall not, without the prior written consent of RoomLinX, and RoomLinX shall not, without the prior written consent of ARC:

                          (i) Intentionally omitted;

(ii) Issue, deliver or sell, authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities or authorize or propose any change in its equity capitalization;

(iii) Solicit approval for or effect any amendments to its articles of incorporation or bylaws;

(iv) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to such party;

(v) Sell, lease, license, pledge or otherwise dispose of or encumber any of its properties or assets except in the ordinary course of business consistent with past practice (including without limitation any indebtedness owed to it or any claims held by it);

(vi) Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee, endorse or otherwise become responsible for the obligations of others, or make loans or advances, other than in the ordinary course of business consistent with past practice;

(vii) Pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice of liabilities reflected or reserved against in its financial statements;

(viii) Enter into or amend any employment, severance, termination contract or other agreement or arrangement with, or pay any bonus or remuneration, including without limitation, any severance or termination pay to, any director, employee or consultant, or increase the salaries, wage rates, or other payments or benefits of its directors, officers, employees, or consultants;

(ix) Transfer, assign or otherwise grant or convey to any person or entity any rights in, to or under its intellectual property;

(x) Engage in any activities or transactions that are outside the ordinary course of its business; or

(xi) Take, or agree (in writing or otherwise) to take, any of the actions described in this Section, or any action which would make any of the representations or warranties contained in this Agreement untrue or inaccurate or result in any of the conditions to the Merger set forth herein not being satisfied.

                  (e) Each party shall give each other party, and its accountants, counsel and other representatives, reasonable access during normal business hours and upon reasonable prior notice during the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement to (i) all of its respective properties, books, contracts, commitments and records, and (ii) all other information concerning its business, properties and personnel as such party may reasonably request. No information or knowledge obtained in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

                                    ARTICLE 5

                                   THE CLOSING

         The closing ("CLOSING") of the Merger and any other transactions contemplated by this Agreement shall take place at the law offices of Westerman Ball Ederer Miller & Sharfstein, LLP, 170 Old Country Road, Mineola, New York 11501 within ten (10) days after satisfaction of the conditions set forth in
Article 6 hereof, but no later than March 31, 2004, or at such other place and time and on such other date, as the parties may agree upon in writing ("CLOSING DATE").

                                    ARTICLE 6

                              CONDITIONS TO CLOSING

         The   obligations   of  each  party  to  engage  in  the   transactions
contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(a) ARC shall have complied with Regulation 14A or Regulation 14C, as the case may be, under the Exchange Act and shall have obtained the approval of the holders of the requisite number of shares of ARC Common Stock to (i) an amendment to the articles of incorporation of ARC to (A) increase the number of authorized shares of ARC Common Stock to 150,000,000 shares and (B) change the name of ARC to RoomLinX, Inc., or such other name as RoomLinX may direct (the "AMENDED CERTIFICATE"), (ii) the Merger, and (iii) the ARC Sale;

(b) RoomLinX, ARC and RL shall have received all requisite approvals by government agencies and authorities and all consents and approvals of third parties as are required for the consummation of the Merger;

(c) This Agreement, the Related Agreements and the transactions contemplated herein and therein, including the Merger, shall have been approved by (i) the Boards of Directors of each of RoomLinX, ARC and RL, (ii) the RoomLinX Stockholders and (iii) ARC as the sole stockholder of RL;

(d) The Amended Certificate shall have been filed;

(e) An audit of RoomLinX performed by Deloitte & Touche LLP shall have been completed and the Audited RoomLinX Financials Statements delivered to ARC for inclusion in the Proxy Statement or Information Statement;

(f) RoomLinX will certify that (i) all issued and outstanding options, convertible debentures and warrants of RoomLinX have been converted into RoomLinX Shares, other than the Permitted Debt, and (ii) RoomLinX has a positive net worth.

(g) The executive offices of the Surviving Corporation shall be relocated to the New York metropolitan area or as otherwise determined by the Board of Directors of the Surviving Corporation;

(h) Effective as of the Effective Time, the Board of Directors of the Surviving Corporation shall be comprised of the RoomLinX Designees, the ARC Designee and two directors designated by the RoomLinX Designees and the ARC Designee;

(i) The ARC Sale shall have closed prior to the Closing;

(j) ARC shall have raised $500,000 in a private placement of ARC securities;

(k) RoomLinX shall have raised $400,000 in a private placement of RoomLinX securities;

(l) The holders of less than ten (10%) percent of the issued and outstanding RoomLinX Shares will have exercised appraisal rights under Nevada Law as Dissenting Stockholders. RoomLinX and ARC will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Stockholder;

                  (m) Robert Killian and Richard Peacey shall have received one year extensions on their employment agreements from the Closing Date;

                  (n) The Escrow Agreement shall have been duly executed and delivered by all parties thereto; and

                  (o) ARC shall have issued to (1) Alliance Advisors and Roccus Capital Partners or their designees an aggregate of 2,000,000 shares of ARC Common Stock, (2) Mr. Peter Bordes (who shall continue as a director of ARC) options to purchase 500,000 shares of ARC Common Stock at an exercise price of $0.08 per share and (3) Rodman and Renshaw, options to purchase 250,000 shares of ARC Common Stock at an exercise price of $0.20 per share having a three (3) year term and "cashless exercise" provisions, and 250,000 shares of ARC Common Stock. All shares and options to purchase ARC Common Stock referred to in this
Section 6(n) shall be registered on Form S-8 promptly after the Effective Date.

                                    ARTICLE 7

                       OBLIGATIONS OF ROOMLINX AT CLOSING

         At the Closing, RoomLinX or the RoomLinX Stockholders (as the case may be) shall have delivered to ARC all of the resolutions, certificates, documents and instruments required by this Agreement, including, without limitation:

                  (a) Stock certificates for all of the RoomLinX Shares duly endorsed for transfer or accompanied by duly executed stock powers executed in blank;

                  (b) Certificate of Merger;

                  (c) Certificate of Good Standing from the Secretary of State of the State of Nevada;

                  (d) Resolutions of the Board of Directors of RoomLinX and the RoomLinX Stockholders approving the execution and delivery of this Agreement and the Related Agreements, the consummation of the transactions contemplated hereby and thereby, the consummation of the Merger and the filing of the Certificate of Merger, and certified copies of the articles of incorporation, as amended, and bylaws, as amended, of RoomLinX, all certificated by the Secretary of RoomLinX; and

                  (e) Officer's certificate signed by the Chief Executive Officer of RoomLinX to the effect that (i) the representations and warranties of RoomLinX set forth in this Agreement are true and correct in all material respects on and as of the Closing Date; (ii) there shall have been no RoomLinX Material Adverse Change from the date of this Agreement through the Closing Date; and (iii) all covenants requiring pre-Closing performance have been performed.

                                    ARTICLE 8

                      OBLIGATIONS OF ARC AND RL AT CLOSING

         At the Closing, ARC or RL (as the case may be) shall have delivered to RoomLinX all of the resolutions, certificates, documents and instruments required by this Agreement, including, without limitation:

                  (a) Stock certificates representing the ARC Merger Shares to the RoomLinX Stockholders;

                  (b) Amended Certificate;

                  (c) Certificate of Merger;

                  (d) Certificate of Good Standing from the Secretary of State of the State of New Jersey for ARC and the Secretary of State of the State of Nevada for RL;

                  (e) Resolutions of the Board of Directors and stockholders of ARC and RL approving the execution and delivery of this Agreement and the Related Agreements, the consummation of the transactions contemplated hereby and thereby, the consummation of the Merger, the filing of the Certificate of Merger and the filing of the Amended Certificate, and certified copies of each corporation's articles of incorporation, as amended, and bylaws, as amended, all certificated by the Secretary of ARC and RL;

                  (f) Resignations of all officers and directors of ARC and RL, effective as of the Effective Date; and

                  (g) Officer's certificate signed by the Chief Executive Officer of each of ARC and RL to the effect that (i) the representations and warranties of ARC and RL set forth in this Agreement are true and correct in all material respects on and as of the Closing Date; (ii) there shall have been no ARC-RL Material Adverse Change from the date of this Agreement through the Closing Date; and (iii) all covenants requiring pre-Closing performance have been performed.

                                    ARTICLE 9

                                   TERMINATION

         This Agreement may be terminated and the merger and the other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated by this Agreement, as follows:

                  (a) by the parties, following mutual written consent duly authorized by the Boards of Directors of each of the parties hereto;

                  (b) by RoomLinX or ARC (on behalf of RL), if the Effective Time shall not have occurred as soon as reasonably practicable but no later than March 31, 2004; provided, however, that the right to terminate this Agreement under this Section 9(b) shall not be available if the reason the Effective Time has not occurred is the intentional failure by the party seeking termination to fulfill any obligation under this Agreement;

                  (c) by RoomLinX, following discovery of: (i) information that, in the reasonable discretion of RoomLinX, may be material and adverse to either ARC or RL or their respective businesses, or constitutes an ARC-RL Material Adverse Change on a going forward basis; or (ii) a breach of any representation or warranty made by ARC or RL contained in Article 3 hereof; or

                  (d) by ARC (on its own behalf and on behalf of RL), following discovery of: (i) information that, in the reasonable discretion of ARC, may be material and adverse to RoomLinX or the Business, or constitutes a RoomLinX Material Adverse Change on a going forward basis; or (ii) a breach of any representation or warranty made by RoomLinX contained in Article 2 hereof.

         In the event of termination of this Agreement pursuant to this Article 9, this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of any party, or any of their respective officers or directors; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE 10

                                  MISCELLANEOUS

         SECTION 10.1 EXPENSES. Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

         SECTION 10.2 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by ARC and RL, RoomLinX agrees to indemnify, defend and hold each of ARC and RL and their respective officers and directors, employees and agents (herein called the "ARC-RL INDEMNITEES"), harmless from and against any and all claims, actions, causes of action, suits or other proceedings (whether or not such ARC-RL Indemnitee is a party thereto), losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable fees and disbursements of counsel (herein called the "ARC-RL INDEMNIFIED LIABILITIES," which term shall not include, however, liabilities incurred by reason of the gross negligence or willful misconduct of an ARC-RL Indemnitee) incurred by the ARC-RL Indemnitees or any of them (i) as a result of, or arising out of, or relating to any failure of any representation or warranty set forth in Section 2 to be true and correct when made or any failure by RoomLinX to comply in any material respect with any of its covenants or agreements set forth in this Agreement or (ii) any claim by LeaseTek or its successors against the ARC-RL Indemnitees. In consideration of the execution and delivery of this Agreement by RoomLinX, each of ARC and RL agrees to indemnify, defend and hold RoomLinX and its officers and directors, employees and agents (collectively, the "ROOMLINX INDEMNITEES"), harmless from and against any and all claims, actions, causes of action, suits or other proceedings (whether or not such RoomLinX Indemnitee is a party thereto), losses, liabilities and damages, and expenses in connection therewith, including, without limitations, reasonable fees and disbursements of counsel (herein called the "ROOMLINX INDEMNIFIED LIABILITIES," which term shall not include, however, liabilities incurred by reason of the gross negligence or willful misconduct of a RoomLinX Indemnitee) incurred by the RoomLinX Indemnitees or any of them as a result of, or arising out of, or relating to, any failure of any representation or warranty set forth in Section 3 to be true and correct when made or any failure by ARC or RL to comply with its covenants or agreements set forth in this Agreement. The provisions of, and obligations of RoomLinX, ARC and RL under, this Section shall be enforceable by each ARC-RL Indemnitee or RoomLinX Indemnitee separately or together with other ARC-RL Indemnitees or RoomLinX Indemnitees, as the case may be, and any such ARC-RL Indemnitee or RoomLinX Indemnitee seeking to enforce the indemnification provided for hereunder may initially proceed directly against RoomLinX, ARC or RL, as the case may be, without first resorting to any other rights of indemnification or otherwise that it may have.

         SECTION 10.3 HEADINGS. The subject headings of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         SECTION 10.4 CONFIDENTIALITY. The parties to this Agreement shall hold, and shall cause their representatives to hold, all negotiations, information and documents delivered pursuant to this Agreement confidential and shall not disclose for any reason, except as provided below, any such information without the prior written consent of the party to whom such information relates. If the transactions contemplated by this Agreement are not consummated for any reason, each party shall destroy or return to the other party all such information and documents and any copies as soon as practicable and not disclose any such information (that has not previously been disclosed by a party other than the relevant party) to any third party unless required to do so pursuant to a requirement or order under applicable laws and regulations or pursuant to a subpoena or other legal process.

         SECTION 10.5 ENTIRE AGREEMENT, MODIFICATION AND WAIVER. This Agreement, together with the agreements referenced herein or contemplated hereby, constitutes the entire agreement between the parties pertaining to its subject matter and supersede all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         SECTION 10.6 FURTHER ACTION. Each of the parties hereto shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by the Agreement, and (ii) make all necessary filings, and thereafter make any other required submissions, with respect to the Agreement and the transactions contemplated hereby. The parties hereto shall cooperate with each other in connection with the timely making of all such filings, including by providing copies of all such documents to the other party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith.

         SECTION 10.7 PUBLICITY. No party to this Agreement shall issue any press release or other public statement relating to this Agreement or the transactions contemplated hereby without the prior written approval of the other parties.

         SECTION 10.8 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 10.9 RIGHTS OF PARTIES. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

         SECTION 10.10 ASSIGNMENT. Neither RL nor ARC shall assign this Agreement to any person or entity without the prior written consent of RoomLinX. RoomLinX shall not assign this Agreement to any person or entity without the prior written consent of ARC. Subject to the previous sentence, this Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Any assignment or attempted assignment in violation of the provisions of this Section shall be void.

         SECTION 10.11 REMEDIES. Each party's obligation under this Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

         SECTION 10.12 EFFECT OF CERTAIN ACTIONS. No action taken pursuant to or related to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, condition or agreement contained herein.

         SECTION 10.13 NOTICES. All notices, requests and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party (including without limitation service by overnight courier service) to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, at the address set forth below, or on the date of service if delivered by electronic mail or facsimile to the facsimile number set forth below which facsimile is confirmed. Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

         If to RoomLinX:          RoomLinX, Inc.
                                  1111 West Hastings Street
                                  Suite 701
                                  Vancouver, BC V6E 2J3
                                  Attn:  Mr. Robert P. Lunde
                                  Facsimile:

         With a copy to:          Clark, Wilson Barristers & Solicitors
                                  800-885 West Georgia Street
                                  Vancouver, British Columbia 604
                                  Attn: William L. Macdonald
                                  Facsimile: (732) 219-5456

         If to ARC or to RL:      Arc Communications Inc.
                                  788 Shrewsbury Avenue
                                  Tinton Falls, New Jersey 07724
                                  Attn: Mr. Peter Bordes
                                  Facsimile: (732) 219-5456

         With a copy to:          Westerman Ball Ederer Miller & Sharfstein, LLP
                                  170 Old Country Road
                                  Mineola, NY 11501
                                  Attn: Alan C. Ederer, Esq.
                                  Facsimile: (516) 977-3056


         SECTION 10.14 SEVERABILITY. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

         SECTION 10.15 GOVERNING LAW; VENUE. This Agreement shall be construed in accordance with, and governed by, the law of the State of New York without regard to any principles of conflicts of law. The parties hereby agree that any action, suit, arbitration or other proceeding arising out of or related to this Agreement shall be brought, maintained and conducted only in New York, and each party hereby irrevocably consents and submits to the personal jurisdiction of and venue in the United States District Court for the Eastern District of New York and the New York State Courts in any such proceeding.

         SECTION 10.16 LEGAL FEES. In the event any legal action or proceeding is instituted to enforce or interpret any of the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and disbursements.

         SECTION 10.17 SCHEDULES AND EXHIBITS. The Schedules and Exhibits attached to this Agreement are a part hereof as if fully set forth herein.

         SECTION 10.18 TIME OF ESSENCE. Time is of the essence for each and every provision of this Agreement where time is a factor.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the day and year first set forth above.



                                           ROOMLIINX, INC.


                                           By:
                                                --------------------------------
                                           Name: ______________________________
                                           Title:
                                                   -----------------------------



                                           ARC COMMUNICATIONS INC.


                                           By:
                                                --------------------------------
                                           Name: ______________________________
                                           Title:
                                                   -----------------------------



                                           RL ACQUISITION, INC.


                                           By:
                                                --------------------------------
                                           Name: ______________________________
                                           Title:
                                                   -----------------------------

                                    ANNEX D

14A:11-1  RIGHT OF SHAREHOLDERS TO DISSENT.

14A:11-1. Right of shareholders to dissent.

     (1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

     (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

     (i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

     (A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

     (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

     (ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4);

     (iii) a shareholder of a corporation shall not have the right to dissent from a plan of merger, if the merger did not require, for its approval, the vote of the shareholders as provided in subsection (6) of N.J.S.14A:10-3; or

     (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S.14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

     (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

     (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

     (A) cash; or

     (B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

     (C) cash and such securities; or

     (iii) from a sale pursuant to an order of a court having jurisdiction.

     (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

     (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

     (4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

     Amended 1973, c.366, s.60; 1988, c.94, s.64; 1995, c.279, s.21; 2001,
c.193, s.3.

14A:11-2. NOTICE OF DISSENT; DEMAND FOR PAYMENT; ENDORSEMENT OF CERTIFICATES

     (1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

     (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

     (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

     (4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

     (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

     (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

     (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

     Amended 1973,c.366,s.61; 1988,c.94,s.65.

14A:11-3. "DISSENTING SHAREHOLDER" DEFINED; DATE FOR DETERMINATION OF FAIR VALUE

     (1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

     (2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

     (3) "Fair value" as used in this Chapter shall be determined

     (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

     (b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

     (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

     In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

     Amended 1973,c.366,s.62; 1988,c.94,s.66.

14A:11-4. TERMINATION OF RIGHT OF SHAREHOLDER TO BE PAID THE FAIR VALUE OF HIS SHARES

     (1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

     (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

     (b) his demand for payment is withdrawn with the written consent of the corporation;

     (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

     (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

     (e) the proposed corporate action is abandoned or rescinded; or

     (f) a court having jurisdiction permanently enjoins or sets aside the corporate action.

     (2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.

14A:11-5. RIGHTS OF DISSENTING SHAREHOLDER

     (1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

     (2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.

14A:11-6. DETERMINATION OF FAIR VALUE BY AGREEMENT

     (1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

     (2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

     Amended by L.1973, c. 366, s. 63, eff. May 1, 1974.

14A:11-7. PROCEDURE ON FAILURE TO AGREE UPON FAIR VALUE; COMMENCEMENT OF ACTION TO DETERMINE FAIR VALUE

     (1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

     (2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.

14A:11-8. ACTION TO DETERMINE FAIR VALUE; JURISDICTION OF COURT; APPOINTMENT OF APPRAISER

     In any action to determine the fair value of shares pursuant to this
Chapter:

     (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

     (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

     (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

     (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

14A:11-9. JUDGMENT IN ACTION TO DETERMINE FAIR VALUE

     (1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.

     (2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

14A:11-10. COSTS AND EXPENSES OF ACTION

     The costs and expenses of bringing an action pursuant to section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

                                     ANNEX F


_________, 2004


Mr. Peter A. Bordes
Chief Executive Officer
Arc Communications Inc. 733
Shrewsbury Avenue
Tinton Falls, New Jersey 07724


Dear Mr. Bordes:


         This letter outlines the basis upon which Michael Rubel, Thomas Rittenhouse and Alan Sheinwald, through a to be formed entity to be owned by them collectively (the "Purchaser"), would be willing to enter into an agreement with ARC Communications Inc. ("ARC") to purchase substantially all of ARC's existing assets comprising the "graphic design and interactive multi-media" business (the "Business"). The transaction would be consummated by the execution of a definitive asset purchase agreement (the "Asset Purchase Agreement") by the parties. The contemplated definitive Asset Purchase Agreement will provide the following terms:

          1. The purchase price for the Business will be (i) $70,000, payable in cash at the closing (the "Closing") of the transactions contemplated by the Asset Purchase Agreement, plus (ii) two deferred payments (each a "Deferred Payment"), the first of which will be payable within 45 days after the end of the 12-month period following the Closing and the second of which will be payable within 45 days after the end of the 24-month period following the Closing. The first Deferred Payment shall be an amount equal to fifty (50%) percent of the EBTDA (defined below) of the Business for the 12-month period beginning on the date of the Closing and ending on the 12-month anniversary of the Closing. The second Deferred Payment shall be fifty (50%) percent of the EBTDA of the Business for the 12-month period beginning on the date following the 12-month anniversary of the Closing and ending on the 24-month anniversary of the Closing. The term "EBTDA" shall mean earnings before taxes, depreciation and amortization.

          2. It is the intention of the Purchaser and ARC to enter into a definitive Asset Purchase Agreement as soon as practicable following of the execution of this letter of intent, and close this transaction between the Purchaser and ARC as timely as possible based on Securities and Exchange Commission review, and shareholder approval by both the Purchaser and ARC.

This letter of intent does not constitute any form of binding contract and creates no obligations or the basis of any claims against any party but rather is being executed solely for the purpose of entering into negotiations pursuant to which a definitive Asset Purchase Agreement may ultimately be entered into. The consummation of the transactions contemplated herein by the Purchase and ARC is in all respects contingent upon and subject to, among other things, each party's completion of due diligence and satisfaction with the results thereof and the negotiation and execution of a satisfactory definitive Asset Purchaser Agreement (containing, among other things, mutually agreeable closing conditions, covenants and representations and warranties).




                                        Sincerely yours,


                                        ------------------------
                                        Michael Rubel


                                        ------------------------
                                        Thomas Rittenhouse


                                        ------------------------
                                        Alan Sheinwald


Agreed and accepted"


ARC Communications Inc.

By:
    -----------------------------------
    Peter A. Bordes
    Chief Executive Officer